                                                                   Exhibit 10.15

                               CREDIT AGREEMENT
                               ----------------


     THIS CREDIT AGREEMENT, dated as of December 29, 1999, is by and among C. H. ROBINSON WORLDWIDE, INC., a Delaware corporation (the "Borrower" or "Worldwide"), U. S. Bank National Association, a national banking association, as administrative bank (in such capacity, the "Administrative Bank"), and lead arranger, Norwest Bank Minnesota, National Association, a national banking association, as co-arranger, and the financial institutions now or hereafter "Bank" parties hereto (individually a "Bank" and collectively the "Banks," which term shall include U. S. National Association and Norwest Bank Minnesota National Association in their respective roles as Banks).


                                   ARTICLE I
                                   ---------

                       DEFINITIONS AND ACCOUNTING TERMS


     Section 1.1  Defined Terms.  In addition to terms defined elsewhere in
                  -------------
this Agreement, the following terms shall have the following respective meanings (and such meanings shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):

     "Adjusted CD Rate": Applicable to a CD Rate Loan Unit during its Interest
     -------------------
Period, the rate (rounded upward, if necessary, to the next higher one-hundredth of one percent) equal to the sum of: (a) the rate per annum determined by dividing: (i) the CD Rate for the relevant Interest Period, by (ii) 1.00 minus the Domestic Reserve Percentage; plus (b) the annual rate most recently
                                       ----
estimated by the Administrative Bank as the then current net annual assessment rate payable by the Administrative Bank to the Federal Deposit Insurance Corporation (or any successor) for insuring time deposits made in Dollars at the Administrative Bank's domestic offices; plus (c) the cost (converted to an
                                         ----
equivalent rate per annum) of customary brokerage fees charged by the Administrative Bank in obtaining funds through the sale of its negotiable certificates of deposit.

     "Adjusted Eurodollar Rate":  Applicable to a Eurodollar Rate Loan Unit
      ------------------------
during its Interest Period, the rate (rounded upward, if necessary, to the next higher one-hundredth of one percent) determined by dividing the Eurodollar Rate for the relevant Interest Period by 1.00 minus the Eurodollar Reserve Percentage.

     "Adjusted Net Income":  For any period, the Net Income for such period, but
      -------------------
excluding therefrom, non-operating gains and losses (including extra-ordinary or unusual gains and losses, gains and losses from discontinuance of operations, gains and losses arising from the sale of assets other than inventory and other non-recurring gains and losses) during such period.

     "Administrative Bank":  As defined in the preamble hereto.
      -------------------

     "Adverse Event":  The occurrence of any event that could have a material
      -------------
adverse effect on the business, operations, property, assets or condition (financial or otherwise) of Worldwide and its Subsidiaries (taken as a whole on a consolidated basis) or on the ability of any Loan Party to perform its obligations under the Loan Documents.

     "Agreement":  This Credit Agreement, as it may be amended, modified,
      ---------
supplemented, restated or replaced from time to time.

     "Banks":  As defined in the preamble hereto.
      -----

     "Borrower":  As defined in the preamble hereto.
      --------

     "Business Day":  Any day (other than a Saturday, Sunday or legal holiday in
      ------------
the State of Minnesota) on which national banks are permitted to be open in Minneapolis, Minnesota.

     "CD Rate":   Applicable to determining the Adjusted CD Rate for a CD Rate
      -------
Loan Unit during its Interest Period, the rate of interest determined by the Administrative Bank for the relevant Interest Period to be the average (rounded upward, if necessary, to the next higher one- hundredth of one percent) of the rates quoted to the Administrative Bank at approximately 8:00 a.m., Administrative Bank time (or as soon thereafter as practicable), or at the option of the Administrative Bank at approximately the time of the request for a CD Rate Loan Unit if such request is made later than 8:00 a.m., Administrative Bank time, in each case on the first day of the applicable Interest Period by certificate of deposit dealers selected by the Administrative Bank, in its sole discretion, for the purchase from the Administrative Bank, at face value, of certificates of deposit issued by the Administrative Bank in an amount and maturity comparable to the amount and maturity of the requested CD Rate Loan Unit or, at the option of the Administrative Bank, determined for such amount and maturity based on published composite quotations of certificate of deposit rates selected by the Administrative Bank; provided, however, that if the
                                            --------  -------
Borrower elects an Interest Period of one day, then the CD Rate shall be the rate set forth above for a 30 day Interest Period as of the one day Interest Period (or, if such day is not a Business Day, on the immediately preceding Business Day).

     "CD Rate Loan Unit":  Each portion of any Loan designated as such in a
      -----------------
notice of borrowing under Section 2.3 or a notice of continuation or conversion
                          -----------
under Section 2.4.
      -----------

     "Capitalized Lease":  Any lease which, in accordance with GAAP, is
      -----------------
capitalized on the books of the lessee.

     "Change of Control": The occurrence after the date of this Agreement of any
      -----------------
of the following events: (a) any Person or two or more Persons acting in concert becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 promulgated by the SEC) directly or indirectly, of more than 25% of the combined voting power of the outstanding securities of Worldwide entitled to vote in the election of directors; or (b) during any period of up to twelve (12) consecutive months, whether commencing on or before the Closing Date, individuals who at the beginning of such period constituted the board of directors of Worldwide (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of Worldwide, as the case may be, was approved by a vote of at least a majority of the directors of Worldwide then still in office) who were either directors at the beginning of such period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority of the board of directors of Worldwide then in office; or (c) any Person or two or more Persons acting in concert acquire, by contract or otherwise, or enter into any contract or arrangement which, upon consummation, will result, in such Person or Person's acquisition of , or control over, more than 25% of the combined voting power of the outstanding securities of Worldwide entitled to vote in the election of directors

     "Closing Date":  The date on which the initial Revolving Loans  are made
      ------------
after the satisfaction of all conditions precedent specified in Article VI.
                                                                ----------

     "Code":  The Internal Revenue Code of 1986, as amended, or any successor
      ----
statute, together with regulations thereunder.

     "Commitment":  The agreement of the Banks to make the Loans and of U. S.
      ----------
Bank to issue the Letters of Credit and of each Bank to purchase its Letter of Credit Participations.

     "Compliance Certificate": As defined in Section 8.1(c).
      ----------------------                 --------------

     "Contingent Obligations": With respect to any Person at the time of any
      ----------------------
determination, without duplication, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or otherwise; (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any direct or indirect security therefor, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, (c) to maintain working capital, equity capital or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or otherwise to protect the owner thereof against loss in respect thereof, or (d) entered into for the purpose of assuring in any manner the owner of such Indebtedness of the payment of such Indebtedness or to protect the owner against loss in respect thereof; provided, that the term "Contingent Obligation" shall not include endorsements for collection or deposit, in each case in the ordinary course of business.

     "Default":  Any event which, with the giving of notice to the Borrower or
      -------
lapse of time, or both, would constitute an Event of Default.

     "Default Rate":  The rate applicable to Reference Rate Loan Units
      ------------
determined in accordance with Section 3.1(b).
                              --------------

     "Domestic Reserve Percentage":   Applicable to determining the Adjusted CD
      ---------------------------
Rate for a CD Rate Loan Unit during its Interest Period, as of any day, the percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Federal Reserve Board for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System, with deposits comparable in amount to those held by the Administrative Bank, in respect of new non-personal time deposits in dollars having a maturity comparable to the related Interest Period and in an amount of $100,000.00 or more. The rate of interest applicable to any outstanding CD Rate Loan Unit shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

     "EBITDA":  For any period, the sum of:  (a) the  Adjusted Net Income for
      ------
such period; plus (b) the sum of the following amounts deducted in arriving at
             ----
the Net Income included in such Adjusted Net Income (but without duplication for any item): (i) Interest Expense; (ii) depreciation and amortization; and (iii) federal, state and local income taxes.

     "ERISA":  The Employee Retirement Income Security Act of 1974, as amended,
      -----
or any successor statute, together with regulations thereunder.

     "ERISA Affiliate":  Any trade or business (whether or not incorporated)
      ---------------
that is a member of a group of which the Borrower or any of its Subsidiaries is a member and which is treated as a single employer under Section 414 of the Code.

     "Eurodollar Business Day":  A Business Day which is also a day for trading
      -----------------------
by and between banks in United States dollar deposits in the interbank Eurodollar market and a day on which banks are open for business in New York City.

     "Eurodollar Rate":  Applicable to determining the Adjusted Eurodollar Rate
      ---------------
for a Eurodollar Rate Loan Unit during its Interest Period, the average offered rate for deposits in United States Dollars (rounded upward, if necessary, to the next highest one- hundredth of one percent), for delivery of such deposits on the first day of such Interest Period, for the number of days in such Interest Period, which appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time (or such other time as of which such rate appears) two Eurodollar Business Days prior to the first day of such Interest Period, or, if the Reuters Screen LIBO Page is not published at the time, the rate for such deposits determined by the Administrative Bank at such time based on such other published service of general application as shall be selected by the Administrative Bank for such purpose or, if no such published service is available, based on rates at which United States dollar deposits are offered to the Administrative Bank in the interbank Eurodollar market at such time for delivery in immediately available funds on the first day of such Interest Period in an amount approximately equal to the principal balance to be outstanding on such Eurodollar Rate Loan Unit (rounded upward, if necessary, to the next highest one- hundredth of one percent); provided, however, that if the Borrower elects an Interest Period of
          --------  -------
one day, then the Eurodollar Rate shall be the rate set forth above for a one month Interest Period as of the one day Interest Period (or, if such day is not a Eurodollar Business Day, on the immediately preceding Eurodollar Business
Day). "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO Page on that service) for the purpose of displaying London interbank offered rates of major banks for United States Dollar deposits.

     "Eurodollar Rate Loan Unit":  Each portion of any Revolving Loan designated
      -------------------------
as such in a notice of borrowing under Section 2.3 or a notice of continuation
                                       -----------
or conversion under Section 2.4.
                    -----------

     "Eurodollar Reserve Percentage":  Applicable in determining the Adjusted
      -----------------------------
Eurodollar Rate for a Eurodollar Rate Loan Unit during its Interest Period, as of any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Federal Reserve Board for determining the maximum reserve requirement for the Administrative Bank, in respect of "Eurocurrency Liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate of Eurodollar Rate Loan Units is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Administrative Bank to United States residents). Any rate of interest based on the Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

     "Event of Default":  Any event described in Section 10.1 which has not been
      ----------------                           ------------
cured to the satisfaction of, or waived by, the Banks in accordance with Section
                                                                         -------
12.1.
----

     "Exchange Act": The Securities Exchange Act of 1934, as it may be amended,
      ------------
and any successor act thereto and the rules and regulations promulgated thereunder.

     "Existing Letter(s) of Credit": The letters of credit issued by U. S. Bank
      ----------------------------
that are described on Schedule 1.1(a) attached hereto and incorporated herein by
                      ---------------
reference.

     "Facility Fee":  As provided in Section 3.2.
      ------------                   -----------

     "Federal Funds Rate":  For any date, the overnight effective borrowing rate
      ------------------
per annum for such date (or, if such date is not a Business Day of the Administrative Bank, the last Business Day of the Administrative Bank preceding such date) for reserves in the amount of $1,000,000 or more traded among commercial banks in the New York Federal Reserve District as published by the Federal Reserve Bank of New York as being such rate in effect on such date; provided, however, that if said rate is no longer published, then the Federal
--------  -------
Funds Rate shall be determined on the basis of other sources reasonably selected by the Administrative Bank.

     "Federal Reserve Board":  The Board of Governors of the Federal Reserve
      ---------------------
System or any successor thereto.

     "GAAP":  Generally accepted accounting principles as in effect from time to
      ----
time including, without limitation, applicable statements, bulletins and interpretations of the Financial Accounting Standards Board and applicable bulletins, opinions and interpretations issued by the American Institute of Certified Public Accountants or its committees.

     "Guaranty": Each Guaranty, substantially in the form of Exhibit E, made by
      --------                                               ---------
a Guarantor in favor of the Administrative Bank for itself and the ratable benefit of the Banks as originally executed and as it may be amended, modified, supplemented, restated or replaced from time to time.

     "Guarantors": Each of the Borrower's now existing or hereafter arising
      ----------
Subsidiaries which the Required Banks require to execute and deliver a Guaranty in accordance with Section 8.11.
                   -------------

     "Indebtedness":  Without duplication, all obligations, contingent or
      ------------
otherwise, which in accordance with GAAP should be classified upon the obligor's balance sheet as liabilities, but in any event including the following (whether or not they should be classified as liabilities upon such balance sheet): (a) obligations secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the obligation secured thereby shall have been assumed and whether or not the obligation secured is the obligation of the owner or another party; (b) any obligation on account of deposits or advances; (c) any obligation for the deferred purchase price of any property or services; (d) any obligation as lessee under any Capitalized Lease; (e) all guaranties, endorsements and other contingent obligations in respect to Indebtedness of others, except that Indebtedness shall not include endorsements of instruments for payment in the ordinary course of business; and (f) undertakings or agreements to reimburse or indemnify issuers of letters of credit. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer unless such Indebtedness is non-recourse to such Person.

     "Individual Letter of Credit Commitment(s)":  At any date, with respect to
      -----------------------------------------
any Bank, such Bank's Percentage times the Letter of Credit Commitment at such
                                 -----
date.

     "Individual Revolving Credit Commitment(s)":  At any date, with respect to
      -----------------------------------------
any Bank, such Bank's Percentage times the Revolving Credit Commitment at such
                                 -----
date.

     "Interest Coverage Ratio":  At any Quarterly Measurement Date, the ratio
      -----------------------
of: (a) the EBITDA for the Measurement Period ending at such date; to (b) the Interest Expense for such Measurement Period.

     "Interest Expense":  For any period, the aggregate consolidated interest
      ----------------
expense (including capitalized interest) of Worldwide and its Subsidiaries for such period including, without limitation, the interest portion of any Capitalized Lease.

     "Interest Period": For any: (a)  Eurodollar Rate Loan Unit, the period
      ---------------
which shall begin on (and include) the date of the initial borrowing date of such Eurodollar Rate Loan Unit, or the date of the conversion of any other Type of Unit into a Eurodollar Rate Loan Unit, or the date of the continuation of a Eurodollar Rate Loan Unit as a Eurodollar Rate Loan Unit upon the termination of the Interest Period then applicable thereto and, unless the final maturity of such Eurodollar Rate Loan Unit is accelerated, shall end on (but exclude) the date which is one, two, three or six months thereafter or, at the option of the Required Banks, one day thereafter, as selected by the Borrower; or (b) any CD Rate Loan Unit, the period which shall begin on (and include) the date of the initial borrowing date of such CD Rate Loan Unit, or the date of the conversion of any other Type of Unit into a CD Rate Loan Unit, or the date of the continuation of a CD Rate Loan Unit as a CD Rate Loan Unit upon the termination of the Interest Period then applicable thereto and, unless the final maturity of such CD Rate Loan Unit is accelerated, shall end on (but exclude) the date which is 30, 60, 90 or 180 days thereafter or, at the option of the Required Banks, one day thereafter, as selected by the Borrower;

          (w) any Interest Period for any CD Rate Loan Unit which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day;

          (x) any Interest Period for any Eurodollar Rate Loan Unit which would otherwise end on a day not a Eurodollar Business Day shall end on the next succeeding Eurodollar Business Day unless such extension would cause the last day of such Interest Period to fall in the next following calendar month, in which event the last day of such Interest Period for such Eurodollar Rate Loan Unit shall occur on the next preceding Eurodollar Business Day;

          (y) no Interest Period shall extend beyond the stated Maturity of the Revolving Loans; and

          (z) any Interest Period for any Eurodollar Rate Loan Unit which begins on the last day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day in such Interest Period.

     "Investment":  The acquisition, purchase, making or holding of any stock or
      ----------
other security, any loan, advance, contribution to capital, extension of credit (except for trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms), any acquisitions of real or personal property (other than real and personal property acquired in the ordinary course of business) and any purchase or commitment or option to purchase stock or other debt or equity securities of, or any interest in, another Person or any integral part of any business or the assets comprising such business or part thereof.

     "Letter of Credit":  As provided in Section 2.7(a) including, in all
      ----------------                   --------------
events, the Existing Letter of Credit.

     "Letter of Credit Application":  As provided in Section 2.7(c).
      ----------------------------                   --------------

     "Letter of Credit Commission":  As provided in Section 2.7(e)(i).
      ---------------------------                   -----------------

     "Letter of Credit Commitment":  The maximum amount of Letter of Credit
      ---------------------------
Obligations which may from time to time be outstanding hereunder, being initially $5,000,000.00 and, as the context may require, the agreement of U. S. Bank to issue the Letters of Credit for the account of the Borrower and the agreement of each other Bank to purchase a participation in the Letter of Credit Obligations up to its Individual Letter of Credit Commitment subject to the terms and conditions of this Agreement.

     "Letter of Credit Obligations":  At any date, the sum of: (a) the aggregate
      ----------------------------
amount available to be drawn on the Letters of Credit on such date; plus (b) the
                                                                    ----
aggregate amount owed by the Borrower to U. S. Bank on such date as a result of draws on the Letters of Credit for which the Borrower has not reimbursed U. S. Bank.

     "Letter of Credit Participations":   At any date, with respect to any Bank,
      -------------------------------
such Bank's participations in the Letter of Credit Obligations.

     "Letter of Credit Commitment Termination Date":  The earlier of:  (a) the
      --------------------------------------------
Revolving Credit Termination Date; or (b) the date on which the Borrower terminates the Letter of Credit Commitment pursuant to Section 4.3.
                                                        -----------

     "Leverage Ratio":  At any Quarterly Measurement Date, the ratio of: (a) the
      --------------
Total Debt at such date; to (b) the sum of: (i) such Total Debt; plus (ii) the Net Worth at such date.

     "Liabilities":  At any date of determination, the aggregate amount of
      -----------
liabilities appearing on Worldwide's consolidated balance sheet at such date prepared in accordance with GAAP.

     "Lien":  Any security interest, mortgage, pledge, lien, hypothecation,
      ----
judgment lien or similar legal process, charge, encumbrance, title retention agreement or analogous instrument or device (including, without limitation, the interest of the lessors under Capitalized Leases and the interest of a vendor under any conditional sale or other title retention agreement).

     "Loan Documents":  This Agreement, the Notes, the Guaranties, the Letters
      --------------
of Credit, the Letter of Credit Applications and each other instrument, document, guaranty, security agreement, mortgage, or other agreement executed and delivered by the Borrower or any other Loan Party pursuant to which the Borrower or such other Loan Party incurs any liability to the Administrative Bank or any Bank with respect to the Obligations, agrees to perform any covenant or agreement with respect to the Obligations or grants any security interest to secure the Obligations.

     "Loan Party":  The Borrower and, if any, each Guarantor.
      ----------

     "Loans":  The Revolving Loans.
      -----

     "Loan Units":  A Reference Rate Loan Unit, CD Rate Loan Unit and a
      ----------
Eurodollar Rate Loan Unit (each a "Type" of Loan Unit).

     "Maturity":  The earlier of:  (a) the date on which the Loans become due
      --------
and payable under Section 10.2 upon the occurrence of an Event of Default; or
                  ------------
(b) the Revolving Credit Termination Date for the Revolving Loans.

     "Measurement Period":  At any Quarterly Measurement Date, the four fiscal
      ------------------
quarters ending on such Quarterly Measurement Date.

     "Monthly Payment Date":  The last day of each month.
      --------------------

     "Net Income":  For any period, the Worldwide's and its Subsidiaries'
      ----------
consolidated after-tax net income for such period determined in accordance with GAAP.

     "Net Worth":  At any date, the total of all assets appearing on Worldwide's
      ----------
consolidated balance sheet at such date prepared in accordance with GAAP minus all Liabilities.

     "Norwest": Norwest Bank Minnesota, National Association, a national banking
      -------
association.

     "Notes":  The Revolving Notes.
      -----

     "Obligations":  All loans (including the Loans and the Letter of Credit
      -----------
Obligations), advances, debts, liabilities, obligations, covenants and duties owing by any Loan Party or the Loan Parties to the Administrative Bank or any Bank of any kind or nature, present or future, which arise under this Agreement or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guarantying or confirming of a letter of credit, guaranty, indemnification or in any other manner, whether joint, several, or joint and several, direct or indirect (including those acquired by assignment or purchases), absolute or contingent, due or to become due, and however acquired. The term includes, without limitation, all principal, interest, fees, charges, expenses, attorneys' fees, and any other sum chargeable to any Loan Party or the Loan Parties under this Agreement or any other Loan Document.

     "PACA": The Perishable Agricultural Commodities Act, 7 U.S.C. 499a et seq.
      ----                                                              ------
as the same may from time to time be amended, and the rules and regulations promulgated thereunder by any governmental agency or authority, as from time to time in effect.

     "PACA Bond": The bond, if any, required to be posted by Worldwide or any
      ---------
of its Restricted Subsidiaries in order to obtain its PACA License or conduct its business.

     "PACA License": If applicable, Worldwide's or any of its Restricted
      ------------
Subsidiaries' license to do business as a commission merchant and/or dealer and/or broker under PACA.

     "PBGC":  The Pension Benefit Guaranty Corporation, established pursuant to
      ----
Subtitle A of Title IV of ERISA, and any successor thereto or to the functions thereof.

     "Percentage":  With respect to any Bank, the percentage specified
      ----------
opposite such Bank's name on Schedule A attached hereto and incorporated herein
                             ----------
by reference.

     "Permitted Distributions": The dividends, distributions, repurchases and
     -----------------------
redemptions permitted by the provisions of Section 9.15.
                                           ------------

     "Permitted Liens":  Liens permitted by the provisions of Section 9.7.
      ---------------                                         -----------

     "Person":  Any natural person, corporation, partnership, joint venture,
      ------
firm, association, trust, unincorporated organization, government or governmental agency or political subdivision, or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Plan":  An employee benefit plan or other plan, maintained for employees
      ----
of the Borrower or of any ERISA Affiliate, and subject to Title IV of ERISA or
Section 412 of the Code.

     "Pro Forma Compliance":   With respect to any proposed Investment proposed
      --------------------
incurrence of Indebtedness or proposed Permitted Distribution, that the Borrower would be in pro forma compliance with each of Sections 9.12, 9.13, and 9.14. as
                                               -------------  ----      ----
of the immediately preceding Quarterly Measurement Date as if the proposed transaction (including, without limitation, pro forma application of the net proceeds from the incurrence of Indebtedness) had occurred at the beginning of the Measurement Period ending on such Quarterly Measurement Date, where, for purposes of determining the pro forma effect of any such transaction:

          (a) the pro forma Interest Expense shall be determined as though the interest rate on the Revolving Loans and other interest-bearing Indebtedness, as the case may be, in effect on the date of the proposed transaction was in effect throughout such Measurement Period; and

          (b) with respect to any proposed Investment in another Person, only that portion of such other Person's historical net income or EBITDA allocable to the Borrower's or its Restricted Subsidiaries' proposed Investment shall be added to the Adjusted Net Income or EBITDA, as the case may be.

     "Purchase Money Indebtedness":  Any Indebtedness incurred for the purchase
      ---------------------------
of personal property where the repayment thereof is secured solely by an interest in the personal property so purchased.

     "Quarterly Measurement Date":  The last day of each quarter of Worldwide's
      --------------------------
fiscal year, commencing with the fiscal quarter ending on December 31, 1999.

     "Quarterly Payment Date":  The last day of each March, June, September, and
      ----------------------
December.

     "Reference Rate":  The rate of interest from time to time publicly
      --------------
announced by the Administrative Bank as its "reference rate." Any Bank may lend to its customers at rates that are at, above or below the Reference Rate. For purposes of determining any interest rate which is based on the Reference Rate, such interest rate shall change on the effective date of any change in the Reference Rate.

     "Reference Rate Loan Unit":  Each portion of any Loan designated as such in
      ------------------------
a notice of borrowing under Section 2.3 or a notice of continuation or
                            -----------
conversion under Section 2.4.
                 -----------

     "Regulatory Change":  As to any Bank, any change (including any scheduled
      -----------------
change)  applicable to a class of banks which includes such Bank in any:

          (a) federal or state law or foreign law; or

          (b) regulation, interpretation, directive or request (whether or not having the force of law) of any court or governmental authority charged with the interpretation or administration of any law referred to in clause
     (a) of this definition or of any fiscal, monetary or other authority having jurisdiction over such class of banks;

or the adoption after the date hereof of any new or final law, regulation, interpretation, directive or request applicable to a class of banks which includes such Bank.

     "Related Party":  Any Person (other than a Subsidiary):  (a) which directly
      -------------
or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Borrower; (b) which beneficially owns or holds 15% or more of the equity interest of the Borrower; or (c)15% or more of the equity interest of which is beneficially owned or held by the Borrower or a Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract.

     "Reportable Event":  A reportable event, as defined in Section 4043 of
      ----------------
ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC, by regulation, has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Code and Section 302 of ERISA shall be a reportable event regardless of the issuance of any such waivers in accordance with Section 412(d) of the Code.

     "Required Banks":  At any time, those Banks (which term shall include the
      --------------
Administrative Bank) at such time having Percentages aggregating more than 66.67%.

     "Restricted Subsidiary": Each of the Worldwide' Subsidiaries except for
      ---------------------
those identified on  Schedule 1.1(b) attached hereto as being non-Restricted
                     ---------------
Subsidiaries.

     "Revolving Credit Commitment":  The maximum unpaid principal amount of
      ---------------------------
Revolving Loans which may from time to time be outstanding hereunder, being initially $40,000,000.00, as the same may be reduced from time to time pursuant to Section 4.3 and, as the context may require, the agreement of each Bank to
   -----------
make Revolving Loans to the Borrower up to its Individual Revolving Credit Commitment subject to the terms and conditions of this Agreement.

     "Revolving Credit Termination Date":  The date which is the earliest of:
      ---------------------------------
(a) December 28, 2002; (b) the date on which the Borrower terminates the Revolving Credit Commitment pursuant to Section 4.3; or (c) the date upon which
                                        -----------
the obligation of the Banks to make Revolving Loans is terminated pursuant to
Section 10.2.
------------

     "Revolving Loan(s)":  The Loans described in Section 2.1.
      -----------------                           -----------

     "Revolving Notes":  The promissory notes of the Borrower described in
      ---------------
Section 2.5, substantially in the form of Exhibit A, as such promissory notes
-----------                               ---------
may be amended, modified or supplemented from time to time, and such term shall include any substitutions for, or renewals of, such promissory notes.

     "SEC":  The Securities and Exchange Commission or any successor thereto.
      ---

     "Solvent" shall mean, with respect to any Person on any date of
      -------
determination, that on such date:

          (a) the fair value of such Person's tangible and intangible assets as a going concern is in excess of the total amount of such Person's liabilities including, without limitation, Contingent Obligations, provided that, in computing the amount of any Contingent Obligation at any time in connection with this clause (a), it is intended that such obligation will be computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that can be reasonably be expected to become an actual or matured obligation as determined in accordance with GAAP; and

          (b)  such Person is then able to pay its debts as they mature; and

          (c)  such Person has capital sufficient to carry on its business.

     "Subsidiary":  Any Person of which or in which the described Person and its
      ----------
other Subsidiaries own directly or indirectly 50% or more of: (a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such Person, if it is a corporation, (b) the capital interest or profit interest of such Person, if it is a partnership, joint venture or similar entity, or (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization.

     "Total Debt":  At any date, Worldwide's and its Subsidiaries' consolidated
      ----------
interest-bearing Indebtedness including, without limitation, the outstanding principal balance of the Loans, any Capitalized Leases, other interest-bearing Indebtedness and, without duplication, guaranties of interest-bearing Indebtedness.

     "Total Usage": At any date, the sum of: (a) the outstanding principal
      -----------
balance of the Revolving Loans; plus (b)  the Letter of Credit Obligations.
                                ----

     "U. S. Bank": U. S. Bank National Association, a national banking
      ----------
association.

     "USB Letter of Credit Fee":  As provided in Section 2.7(e)(i).
      ------------------------                   -----------------

     Section 1.2  Accounting Terms and Calculations. Except as may be expressly
                  ---------------------------------
provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder (including, without limitation, determination of compliance with financial ratios and restrictions in Articles VIII and IX hereof) shall be made in accordance with GAAP
   -------------     --
consistently applied on a consolidated basis for the Borrower and its consolidated Subsidiaries as used in the preparation of the audited financial statements described in Section 7.5(a).
                        --------------

     Section 1.3  Computation of Time Periods.  In this Agreement, in the
                  ---------------------------
computation of a period of time from a specified date to a later specified date, unless otherwise stated, the word "from" means "from and including" and the words "to" or "until" each means "to but excluding."

     Section 1.4  Other Definitional Provisions.  The words "hereof," "herein,"
                  -----------------------------
and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections, Exhibits, Schedules and like references are to this Agreement unless otherwise expressly provided.


                                  ARTICLE II
                                  ----------

                               TERMS OF LENDING


     Section 2.1  The Loans.  Subject to the terms and conditions hereof and in
                  ---------
reliance upon the warranties of the Borrower herein, the Banks severally agree to make loans (each a "Revolving Loan" and collectively the "Revolving Loans") to the Borrower from time to time from the date hereof until the Revolving Credit Termination Date up to an aggregate unpaid principal amount at any time equal to the Revolving Credit Commitment, during which period the Borrower may repay and reborrow in accordance with the provisions hereof, provided that: (i)
                                                             --------
the Banks shall not be obligated to make any Revolving Loan if, after giving effect to such Revolving Loan, the Total Usage would exceed the Revolving Credit Commitment; and (ii) no Bank shall be obligated to make any Revolving Loan if, after giving effect to such Revolving Loan, the aggregate unpaid principal amount of all Revolving Loans made by such Bank plus its Letter of Credit
                                                ----
Participations would exceed such Bank's Individual Revolving Credit Commitment at such time. Each borrowing under this Section 2.1 shall consist of Revolving
                                         -----------
Loans made on the same day ratably by the Banks in accordance with their Percentages, and each Bank's Revolving Loans made on such day shall be of the same Type and shall have the same Interest Period (if applicable).

     Section 2.2  Loan Units.  Except as otherwise provided herein, the Loans
                  ----------
shall be comprised of Eurodollar Rate Loan Units, CD Rate Loan Units and/or Reference Rate Loan Units as shall be selected by the Borrower in accordance with Section 2.3 and Section 2.4. Any combination of Types of Loan Units may be
     -----------     -----------
outstanding at the same time; provided, however, that  the Revolving Loans  may
                              --------  -------
not consist of more than ten (10) different Eurodollar Rate Loan Units and/or ten (10) different CD Rate Loan Units. Each Eurodollar Rate Loan Unit or CD Rate Loan Unit shall be in a minimum amount of $1,000,000.00 and in an integral multiple of $100,000.00 above such amount. Each Reference Rate Loan Unit shall be in an amount of not less than $500,000.00 and an integral multiple of $100,000.00 above such amount.

     Section 2.3  Borrowing Procedures.  Any request by the Borrower for
                  --------------------
Revolving Loans shall be in writing, or by telephone promptly confirmed in writing if so requested by the Administrative Bank, and must be given so as to be received by the Administrative Bank not later than 12:00 noon, Administrative Bank time, on: (i) the date of the requested Revolving Loans, if such Revolving Loans will not include Eurodollar Rate Loan Units having an Interest Period of one month or more; or (ii) on the third Eurodollar Business Day prior to the date of the requested Revolving Loans, if such Revolving Loans will include Eurodollar Rate Loan Units having an Interest Period of one month or more. Each request for Revolving Loans shall specify the borrowing date (which shall be a Business Day and, in the case of any request for Eurodollar Rate Loan Units, a Eurodollar Business Day) and the amount of such Revolving Loans. Each request for Revolving Loans shall be in a minimum amount of $500,000.00 and an integral multiple of $100,000.00 above such amount. Each request for Revolving Loans shall be deemed a representation and warranty by the Borrower that all conditions precedent specified in Section 6.2 to such
                                                    -----------
Revolving Loans are satisfied on the date of such request and on the date the requested Revolving Loans are made. Each written request or confirmation shall be in the form of Exhibit B attached hereto.
                  ---------

     The Administrative Bank shall give prompt telephonic notice to each Bank of the Borrower's request for Loans and the Borrower's interest rate elections for such Loans. By not later than 1:00 p.m. (Administrative Bank time) on the date of such Loans, each Bank shall make available to the Administrative Bank, in immediately available funds, such Bank's Percentage of such Loans. After the Administrative Bank's receipt of such funds, and upon satisfaction of the applicable conditions set forth in Article VI, the Administrative Bank will make
                                   ----------
the amount of the requested Loans available to the Borrower at the Administrative Bank's principal office in Minneapolis, Minnesota in immediately available funds on the date requested.

     Unless the Administrative Bank and the Borrower shall have been notified by any Bank in writing at least one Business Day prior to the date of a Loan that such Bank does not intend to make available to the Administrative Bank its Percentage of such Loan (except that no such notice to the Borrower is required if the Borrower is not then able to satisfy the applicable conditions set forth in Article VI), the Administrative Bank may assume that each Bank has made such
   ----------
amount available to the Administrative Bank on such date, and the Administrative Bank may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent any Bank shall not have made available to the Administrative Bank on the date of any Loan such Bank's Percentage of such Loan, such Bank and the Borrower agree to repay the Administrative Bank forthwith on demand such corresponding amount, together with interest thereon, for each day from the date of such Loan amount until the date such amount is repaid to the Administrative Bank, at the Federal Funds Rate, in the case of payment by such Bank, or at the interest rate applicable at the time to the relevant Loan, in the case of payment by the Borrower; provided, however,
                                                              --------  -------
if such Bank shall repay to the Administrative Bank such corresponding amount, the amount repaid shall constitute such Bank's Loan for purposes of this Agreement.

     Section 2.4  Continuation or Conversion of Loan Units for Loans.  The
                  --------------------------------------------------
Borrower may elect to: (a) continue any outstanding Eurodollar Rate Loan Unit or CD Rate Loan Unit from one Interest Period into a subsequent Interest Period to begin on the last day of the earlier Interest Period; provided, however that any Eurodollar Rate Loan or CD Rate Loan Unit having a daily Interest Period shall automatically be continued, without further notice, as the same Type of Loan Unit having a daily Interest Period; or (b) convert any outstanding Loan Unit into another Type of Loan Unit (on the last day of an Interest Period only, in the instance of a Eurodollar Rate Loan Unit or a CD Rate Loan Unit), by giving the Administrative Bank notice in writing, or by telephone promptly confirmed in writing if so requested by the Administrative Bank, given so as to be received by the Administrative Bank not later than 12:00 noon, Administrative Bank time: (i) on the date of the requested continuation or conversion, if the continuing or converted Loan Unit shall be a Reference Rate Loan Unit, CD Rate Loan Unit or a Eurodollar Rate Loan Unit having a daily Interest Period; or
(ii) three (3) Eurodollar Business Days prior to the date of the requested continuation or conversion, if the continuing or converted Loan Unit shall be a Eurodollar Rate Loan Unit having an Interest Period of one month or more. Each required notice of continuation or conversion of a Loan Unit shall specify: (r) the effective date of continuation or conversion (which shall be a Business Day and, if the resulting Loan Unit is a Eurodollar Rate Loan Unit, a Eurodollar Business Day); (s) the amount and the Type or Types of Loan Units following such continuation or conversion; and (t) for continuation as, or conversion into, Eurodollar Rate Loan Units or CD Rate Loan Units, the Interest Periods for such Loan Units. Absent timely notice of continuation or conversion, each Eurodollar Rate Loan Unit having an Interest Period of one month or more or CD Rate Loan Unit having an Interest Period of 30 days or more shall automatically convert into a Reference Rate Loan Unit on the last day of an applicable Interest Period, unless paid in full on such last day. No Loan Unit comprising part of the Revolving Loans shall be continued as, or converted into, a Eurodollar Rate Loan Unit or a CD Rate Loan Unit if the Interest Period selected for such Loan Unit may not transpire prior to the Maturity of the relevant Revolving Loans or if a Default or Event of Default shall exist. Each written notice of continuation or conversion shall be in the form of Exhibit C attached hereto. The Administrative Bank shall give prompt
        ---------
written notice to each Bank of any notice received by the Administrative Bank from the Borrower pursuant to this Section 2.4.
                                   -----------

     Section 2.5  The Notes and Maturities.  The Revolving Loans made by a Bank
                  ------------------------
shall be evidenced by a Revolving Note, in the amount of such Bank's Individual Revolving Credit Commitment. The Revolving Loans and the Revolving Notes shall mature and be payable at Maturity of the Revolving Loans. Each Bank shall enter in its records the amount of its Revolving Loan, the rate of interest borne on such Revolving Loans by each Loan Unit, and the payments of the Revolving Loans received by such Bank, and such records shall be conclusive evidence of the subject matter thereof, absent manifest error.

     Section 2.6  Funding Losses.  Upon demand, the Borrower will indemnify and
                  --------------
hold each Bank free and harmless from and against any loss or expense which such Bank may sustain or incur (including, without limitation, any loss or expense sustained or incurred in obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan Unit) as a consequence of:
(i) any failure of the Borrower to make any payment when due of any amount due hereunder with respect to the principal of any Loan or under any Note; or (ii) any failure of the Borrower to borrow, continue or convert a Loan Unit on a date specified therefor in a notice thereof; or (iii) any payment (including, without limitation, any payment pursuant to Section 4.2, 4.3 or 10.2), prepayment or
                                    ------------------------
conversion of any Eurodollar Rate Loan Unit or CD Rate Loan Unit on a date other than the last day of the Interest Period for such Loan Unit. Determinations by a Bank for purposes of this Section 2.6 of the amount required to compensate such
                          -----------
Bank shall be conclusive in the absence of manifest error.

     Section 2.7  Letters of Credit.
                  -----------------

             (a)  Letter of Credit Commitment.  Subject to the terms and
                  ---------------------------
     conditions hereinafter set forth, U. S. Bank agrees to issue stand-by letters of credit (the "Letters of Credit;" and which term shall include the Existing Letters of Credit) from time to time on terms reasonably acceptable to U. S. Bank on any Business Day during the period from the date hereof and ending on the Letter of Credit Termination Date; provided,
                                                                      --------
     however, that U. S. Bank shall not be required to issue any Letter of
     -------
     Credit if, after giving effect to such issuance: (i) the Letter of Credit Obligations would exceed the Letter of Credit Commitment; or (ii) the Total Usage would exceed the Revolving Credit Commitment.

             (b)  Termination.  The obligation of U. S. Bank to issue any Letter
                  -----------
     of Credit shall terminate on the Letter of Credit Commitment Termination Date.

             (c)  Manner of Issuance of Letters of Credit.  On the date of this
                  ---------------------------------------
     Agreement, the Existing Letters of Credit shall be deemed to have been issued by U. S. Bank pursuant to this Agreement for the account of the Borrower. Each subsequent Letter of Credit shall be issued for the account of the Borrower within three (3) Business Days after receipt of notice from the Borrower to U. S. Bank specifying the date of the requested issuance, the face amount of the requested Letter of Credit, and the expiry date of the requested Letter of Credit; provided that such notice and the required
                                     --------
     accompanying documentation is received before 12:00 noon (Administrative Bank time); any notice received after 12:00 noon (Administrative Bank time) on any Business Day shall be deemed to have been received on the immediately following Business Day. In no event shall any Letter of Credit have an expiry date later than the earlier of: (i) twelve (12) months after the date of issue ; or (ii) the Revolving Credit Termination Date. Each request for a Letter of Credit shall be accompanied by an appropriately completed and duly executed application for a Letter of Credit in form acceptable to U. S. Bank (a "Letter of Credit Application").

             (d)  Reimbursement on Demand.  The Borrower agrees to pay to U. S.
                  -----------------------
     Bank on demand at U. S. Bank's address shown on the signature page hereof:
     (i) the amount of each draft or other request for payment drawn under any Letter of Credit (whether drawn before, on or after its stated expiry date), and (ii) interest on all amounts referred to in clause (i) above from the date of such draw until payment in full at a fluctuating rate per annum at all times equal to the Default Rate; provided, however, that so
                                                    --------  -------
     long as the conditions precedent set forth in Section 2.1 and Article VI
                                                   -----------     ----------
     are satisfied as of the date of any draw under the Letter of Credit, the Banks will make Revolving Loans in accordance with Section 2.3 (a) to pay
                                                        ---------------
     any draw under a Letter of Credit.

             (e)  Letter of Credit Fees.
                  ---------------------

                  (i) The Borrower agrees to pay to U. S. Bank for: (A) its own account, a fee (the "USB Letter of Credit Fee") at a rate per annum equal to 0.125% of the undrawn face amount of the Letters of Credit outstanding from time to time; and (B) the account of each Bank ratably in accordance with its Percentage, a commission (the "Letter of Credit Commission")at a rate per annum equal to 0.60% of the undrawn face amount of the Letters of Credit outstanding from time to time. The USB Letter of Credit Fee and the Letter of Credit Commission with respect to each Letter of Credit is payable in arrears on each Quarterly Payment Date. U. S. Bank shall promptly pay over to each Bank its Percentage of each Letter of Credit Commission received by the U.S. Bank.

                  (ii) The Borrower agrees to pay to U.S. Bank, solely for U.S. Bank's account, all reasonable and customary charges, fees and expenses which U. S. Bank may assess in connection with the issuance, extension, amendment or payment of any Letter of Credit in accordance with the schedule therefor then in effect, and any and all reasonable out-of-pocket expenses which U. S. Bank may pay or incur in connection therewith.

                  (f)  Obligations Absolute.  The Obligations of the Borrower
                       --------------------
          under this Section 2.7 shall be unconditional and irrevocable and
                     -----------
          shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related Documents"); (ii) any amendment or waiver of, or any consent to departure from, all or any of the Related Documents; (iii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), U. S. Bank or any other Person, whether in connection with any Related Document, the transactions contemplated therein, or any unrelated transaction, except as set forth in clause (v) below; (iv) any draft, statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except as set forth in clause (v) below; (v) payment by U. S. Bank under any Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit, except in the case of payment resulting from the negligence or willful misconduct of
          U. S. Bank; (vi) the occurrence of any Default or Event of Default; or
          (vii) any other circumstance or event whatsoever, whether or not similar to any of the foregoing.

          (g)     Letter of Credit Participations.
                  -------------------------------

                  (i) Concurrently with the issuance of each Letter of Credit pursuant to this Agreement (including, without limitation, the deemed issuance of the Existing Letters of Credit pursuant to the first sentence of Section 2.7(c)), U. S. Bank shall be
                                            --------------
          deemed to have sold and transferred to each Bank, and each Bank shall be deemed irrevocably and unconditionally to have purchased and received from U. S. Bank, without recourse or warranty, an undivided Letter of Credit Participation in each Letter of Credit and the Letter of Credit Obligations with respect thereto and any security therefor.
          U. S. Bank shall retain its individual Letter of Credit Participation in each Letter of Credit and the Letter of Credit Obligations with respect thereto and any security therefor. U. S. Bank shall promptly give each other Bank notice of the issuance of each Letter of Credit and the amount of such Bank's Letter of Credit Participation therein.

               (ii) U. S. Bank shall promptly notify the Borrower and each Bank of each demand for payment under a Letter of Credit and of the date on which such payment is to be made and the amount of such Bank's Revolving Loan to be made pursuant to Sections 2.3 and 2.7(d), if any.
                                                -----------------------
          By not later than 1:00 p.m. (Administrative Bank time), on each date on which payment is to be made to U. S. Bank, each Bank shall pay to
          U. S. Bank in immediately available funds, such Bank's Percentage of such demand for payment which the Borrower has not paid to U. S. Bank, by Revolving Loans or otherwise. Each Bank's obligation to make such amounts available to U. S. Bank shall be irrevocable and shall not be subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances except where the Borrower is not liable to U. S. Bank for payment of a draw on a Letter of Credit under Section
                                                                 -------
          2.7(f)(v).  If and to the extent any Bank shall not have made such
          ---------
          amount available to U. S. Bank on any such date, such Bank agrees, upon demand, to pay interest on such amount to U. S. Bank for the account of U. S. Bank for each day from and including the date on which such payment was to be made to but excluding the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect, based upon a year of 360 days. Any Bank's failure to make available to U. S. Bank its Percentage of any demand for payment under a Letter of Credit shall not relieve any other Bank of its obligation to make available to U. S. Bank its Percentage of such demand for payment on the date such payment is to be made, but no Bank shall be responsible for the failure of any other Bank to make available to U. S. Bank such other Bank's Percentage of any such payment.

               (iii) Whenever, at any time after U. S. Bank has made a payment under any Letter of Credit and has received from another Bank such other Bank's Percentage of the unreimbursed portion of such payment,
          U. S. Bank receives any reimbursement on account of such unreimbursed portion or any payment of interest on account thereof, U. S. Bank will promptly distribute to such other Bank its pro rata share thereof in
                                                     --- ----
          like funds as received in accordance with Section 4.4; provided,
                                                    -----------  --------
          however, that in the event that U. S. Bank is required to return such
          -------
          reimbursement or such payment of interest (as the case may be), such other Bank will return to U. S. Bank any portion thereof previously distributed to it by U. S. Bank in like funds as such reimbursement or payment is required to be returned by U. S. Bank.

          (h)  Indemnification by Banks.  The Banks severally agree to indemnify
               ------------------------
     U. S. Bank acting in its capacity as issuer of the Letters of Credit, and each officer, director, employee, agent and affiliate of U. S. Bank (herein collectively called "LC Issuer Parties" and individually called a "LC Issuer Party"), ratably according to their respective Percentages, to the extent not reimbursed by the Borrower, from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time (including, without limitation, at any time following the payment of any of the Letter of Credit Obligations) be imposed on, incurred by or asserted against U. S. Bank in any way relating to or arising out of the issuance of or payment or failure to pay under the Letter of Credit or the use of proceeds of any payment made under the Letter of Credit; provided, however, that no Bank shall be liable for the
                       --------  -------
     payment to U. S. Bank of any portion of such claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever resulting from
     U. S. Bank's gross negligence
     or willful misconduct. All obligations provided for in this subsection (h) shall survive the termination of this Agreement.

          (i)  Conflicts.  The rights of U. S. Bank against the Borrower
               ---------
     hereunder shall be in addition to all rights under (and shall control over any conflict under) any Letter of Credit Application.


                                  ARTICLE III
                                  -----------

                               INTEREST AND FEES


     Section 3.1  Interest. Subject to the provisions of Section 3.1(b), the
                  --------                               --------------
Borrower agrees to pay interest on the outstanding principal amount of each Revolving Loan from the date of such Revolving Loan until the Maturity thereof:

          (a)  With respect to each:

                    (i) Reference Rate Loan Unit comprising a portion of such Revolving Loan, at a fluctuating rate per annum equal at all times to the Reference Rate;

                    (ii) Eurodollar Rate Loan Unit comprising a portion of such Revolving Loan, at a rate per annum equal at all times during the Interest Period relating to such Eurodollar Rate Loan Unit to the sum of the Adjusted Eurodollar Rate in effect for such Interest Period plus 0.60%; and
                      ----

                    (iii) CD Rate Loan Unit comprising a portion of such
               Revolving Loan, at a rate per annum equal at all times during the Interest Period relating to such Eurodollar Rate Loan Unit to the sum of the Adjusted CD Rate in effect for such Interest Period plus 0.60%
               ----

          (b)  Notwithstanding the provisions of Section 3.1(a), at all times
                                                 --------------
     after the occurrence and during the continuance of any Event of Default, the Borrower agrees to pay interest on the outstanding principal amount of each Revolving Loan from the date on which the Administrative Bank notifies the Borrower of such Event of Default at a rate per annum at all times equal to the sum of the rate equal to the sum of (i) the Reference Rate; plus (ii) two percent (2.0%) per annum.
     ----

          (c) Until Maturity of a Loan: (i) interest accrued through the end of a month on each Reference Rate Loan Unit shall be payable on the Monthly Payment Date coinciding with the end of such month, commencing on the first such Monthly Payment Date following the Closing Date; and (B) interest accrued during the applicable Interest Period on each Eurodollar Rate Loan Unit or CD Rate Loan Unit shall be payable on the last day of such applicable Interest Period; provided, however, that in the case of any
                                 --------  -------
     Interest Period of longer than three (3) months, interest shall also be payable at each Quarterly Payment Date occurring within such Interest Period. Interest on each Loan shall also be payable at its Maturity. Interest accrued after Maturity shall be payable on demand.

     (e) No provision of this Agreement or any Note shall require the payment of interest in excess of the rate permitted by applicable law.

     Section 3.2 Facility Fee.  The Borrower shall pay to the Administrative
                 ------------
Bank a fee (the "Facility Fee"), for the account of each Bank ratably in accordance with its Percentage, determined by applying a rate equal to 0.1875% to the daily Revolving Credit Commitment. The Facility Fee shall be payable to the Administrative Bank in arrears on each Quarterly Payment Date, commencing with the first such date following the Closing Date, and on the Revolving Credit Termination Date.

     Section 3.4  Computation.  Interest, the Facility Fee, the USB Letter of
                  -----------
Credit Fee, the Letter of Credit Commission and any other fee calculated on a per annum basis shall be computed on the basis of actual days elapsed and a year of 360 days.


                                  ARTICLE IV
                                  ----------

                      PAYMENTS, PREPAYMENTS, REDUCTION OR
                     TERMINATION OF THE CREDIT AND SETOFF


     Section 4.1  Repayment.  Principal of the Loans shall be due and payable
                  ---------
in accordance with the provisions of Section 2.5 hereof and this Article IV.
                                     -----------                 ----------

     Section 4.2  Voluntary and Mandatory Prepayments.
                  -----------------------------------

             (a)  Optional Prepayments.  The Borrower, by giving written or
                  --------------------
     telephonic notice to the Administrative Bank by no later than 2:00 p.m. (Administrative Bank time) on the Business Day of a prepayment, may prepay the Loans, in whole or in part, at any time, without premium or penalty; provided, however, that: (i) any prepayment shall be subject to the
     --------  -------
     provisions of Section 2.6; and (ii) each partial prepayment shall be in an
                   -----------
     amount of $500,000.00 and an integral multiple $100,000.00 above such amount. Any such prepayment must be accompanied by accrued and unpaid interest on the amount prepaid and any amount payable pursuant to Section
                                                                       -------
     2.6.  The Administrative Bank shall give prompt notice to each Bank of any
     ---
     notice received by the Administrative Bank pursuant to this Section 4.2(a).
                                                                 --------------

             (b)  Mandatory Prepayment of Revolving Loans.  The Borrower shall
                  ---------------------------------------
     prepay the Revolving Loans as follows:

                  (i) If, at any time, the Total Usage exceeds the Revolving Credit Commitment, then the Borrower shall immediately prepay the Revolving Loans and cash collateralize the Letter of Credit Obligations by the amount of such excess together with interest on the amount prepaid. Any prepayment required by this subsection (i) shall
                                                          --------------
          be applied first to prepay the Revolving Loans, and the remainder of such prepayment, if any, shall be deposited in an interest-bearing account maintained at U. S. Bank for application to the Borrower's reimbursement obligations under Section 2.7(d) as payments are made
                                          --------------
          on the Letters of Credit, with the balance, if any, to be applied to the other Obligations.

                  (ii) If, at any time, the Administrative Bank notifies the Borrower that the sum of the aggregate unpaid principal amount of the
          Revolving Loans made by any Bank plus its Letter of Credit
                                      ----
          Participations exceeds such Bank's Individual Revolving Credit
          Commitment by providing the Borrower with a written certificate from such Bank calculating the amount of such excess, then the Borrower shall immediately prepay the amount of such excess together with interest on the amount prepaid to the Administrative Bank for distribution to such Bank for application to the Revolving Loans owed to such Bank.

          (c)  Application of Prepayments. Except as otherwise directed by the
               --------------------------
     Borrower, the Banks shall apply prepayments first to Reference Rate Loan Units, then to Eurodollar Rate Loan Units having an Interest Period ending on such day of prepayment, then to CD Rate Loan Units having an Interest Period ending on such day of prepayment, then to other CD Rate Loan Units, and then to other Eurodollar Rate Loan Units.

     Section 4.3  Reduction or Termination of Revolving Credit Commitment  or
                  -------------------------------------------------------
Letter of Credit Commitment.

          (a)  Voluntary. The Borrower may, at any time, upon no less than
               ---------
     three (3) Business Days' prior written notice received by the Administrative Bank, permanently reduce the Revolving Credit Commitment, with any such reduction in a minimum amount of $5,000,000.00 or an integral multiple of $1,000,000.00 in excess of that amount; provided, however, the
                                                         --------  -------
     Borrower may not reduce the Revolving Credit Commitment below the sum of the aggregate unpaid principal amount of the Revolving Loans plus the
                                                                  ----
     Letter of Credit Obligations. The Borrower may, at any time when no Revolving Loans or Letter of Credit Obligations are outstanding, upon not less than three (3) Business Days' prior written notice to the Administrative Bank, terminate both the Revolving Credit Commitment and Letter of Credit Commitment in their entireties or may, when no Letter of Credit Obligations are outstanding, terminate the Letter of Credit Commitment. Upon termination of both of the Revolving Credit Commitment and the Letter of Credit Commitment pursuant to this Section, the Borrower shall pay to the Administrative Bank all accrued and unpaid interest on the Revolving Loans, all unpaid Revolving Credit Non-Usage Fee accrued to the date of such termination and all other unpaid Obligations of the Borrower to the Administrative Bank or any Bank hereunder with respect to the Revolving Loans, the Revolving Credit Commitment, the Letters of Credit and the Letter of Credit Commitment including, without limitation, any amount required to be paid under Section 10.3. Upon termination of the Letter of
                               ------------
     Credit Commitment (without a corresponding termination of the Revolving Credit Commitment) pursuant to this Section, the Borrower shall pay to the Administrative Bank all unpaid Obligations of the Borrower to U. S. Bank hereunder with respect to the Letters of Credit and the Letter of Credit Commitment including, without limitation, any amount required to be paid under Section 10.3.
           ------------

          (b)  Application.  Each reduction in the Revolving Credit Commitment
               -----------
     or Letter of Credit Commitment shall reduce the Banks' Individual Revolving Credit Commitments or Individual Letter of Credit Commitments, as the case may be, pro rata in accordance with their respective Percentages.
             --- ----

     Section 4.4  Payments.  Except to the extent that this Agreement
                  --------
specifically requires that payments be made directly to an individual Bank, all payments and prepayments of principal of, and interest on, the Notes and all fees, expenses and other Obligations under the Loan Documents payable to the Administrative Bank or the Banks shall be made without deduction, set-off, or counterclaim and net of any withholding taxes, in immediately available funds, not later than 2:00 p.m., Administrative Bank time, on the dates due to the Administrative Bank at the office specified by it from time to time for the ratable benefit of the Banks in accordance with their Percentages, except as otherwise specifically provided in this Agreement. Funds received on any day after such time shall be deemed to have been received on the next Business Day. Subject to the definition of the term "Interest Period", whenever any payment to be made hereunder or on the Notes shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of any interest or fees. The Borrower authorizes each Bank to charge any of the Borrower's accounts maintained at such Bank for the amount of any payment or prepayment on the Notes or other amount owing pursuant to any of the other Loan Documents. The Borrower hereby authorizes the Banks, at the discretion of the Required Banks, to make a Revolving Loan in order to pay, on behalf of the Borrower, any amount due on any Note or pursuant to any of the other Loan Documents without further action on the part of the Borrower and regardless of whether the Borrower is able to comply with the terms, conditions and covenants of this Agreement at the time of such Revolving Loan. The Administrative Bank will use its best efforts to inform the Borrower immediately prior to or promptly after any such charge to the Borrower's account or Revolving Loan is made. The Administrative Bank (or its designee) shall promptly distribute to each Bank its respective Percentage of all payments of principal of or interest on the Loans or other payments due under this Agreement or any other Loan Document received by it for the account of such Bank; provided, however that:
                                                      --------  -------
(a) the Administrative Bank may set off against any amount distributable to any Bank the amount, if any, which such Bank is obligated to pay to the Administrative Bank under this Agreement or any other Loan Document; and (b) if the Administrative Bank reasonably determines that any amount received by it under this Agreement or any other Loan Document must be returned to the Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, the Administrative Bank will not be required to distribute any portion thereof to any Bank and each Bank will repay to the Administrative Bank, on demand, any portion of such amount that the Administrative Bank has distributed to such Bank, together with interest at such rate, if any, as the

Administrative Bank is required to pay to the Borrower or such other Person, without set-off, counterclaim or deduction of any kind. All amounts received by each Bank (whether as a result of payment transmitted by the Borrower or otherwise) on account of payment of interest on or principal of the Notes, or other payments due under this Agreement or any other Loan Document, as the case may be, shall be so applied by it to such payment.

     Section 4.5  Pro Rata Sharing.  If any Bank or any holder of any Note
                  ----------------
shall obtain any payment (whether voluntary, involuntary, by application of offset or otherwise) upon any Loan or other Obligation which is to be shared pro
                                                                             ---
rata under this Agreement in excess of its Percentage of such payment then or
----
thereafter obtained by all other Banks or other holders of Notes upon such Obligations, such Bank or other holder shall purchase from the other Banks or the other holders of Notes such participations in the relevant Obligation as shall be necessary for such purchasing Bank or holder to share the excess payment ratably with the other Banks or holders according to each Bank's or other holder's Percentage; provided, however, that if all or any portion of the
                           --------  -------
excess payment is thereafter recovered from such purchasing holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Borrower agrees that any Bank or holder so purchasing a participation from another Bank or holder pursuant to this Section
                                                                        -------
4.5 may, to the fullest extent permitted by law, exercise all its rights of
---
payment (including the right of setoff) with respect to such participation as fully as if such Bank or holder were the direct creditor of the Borrower in the amount of such participation.

     Section 4.6 Set-Off; etc.  In addition to the remedies set forth in Section
                 -------------                                           -------
10.2 and Section 10.3, upon the occurrence of any Event of Default or at any
----     ------------
time thereafter while such Event of Default continues, each Bank or any other holder of the Notes may offset any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or monies of the Borrower then or thereafter with such Bank or such other holder, or any obligations of such Bank or such other holder of the Notes against the Obligations. The Borrower hereby grants to each Bank and each other Note holder a security interest in all such balances, credits, deposits, accounts or monies.


                                   ARTICLE V
                                   ---------

                  ADDITIONAL PROVISIONS RELATING TO THE LOANS


     Section 5.1  Increased Costs. If, as a result of any Regulatory Change:
                  ---------------

             (a) any tax, duty or other charge with respect to any Loan, the Notes, the Letters of Credit, the Letter of Credit Participations or the Commitment is imposed, modified or deemed applicable, or the basis of taxation of payments to any Bank of interest or principal of the Loans, or of the Facility Fee or of the USB Letter of Credit Fee or the Letter of Credit Commission (other than taxes imposed on the overall net income of such Bank by the jurisdiction in which such Bank has its principal office) is changed;

             (b) any reserve, special deposit, special assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, such Bank is imposed, modified or deemed applicable;

             (c) any increase in the amount of capital required or expected to be maintained by such Bank or any Person controlling such Bank is imposed, modified or deemed applicable;

             (d) any other condition affecting this Agreement or the Commitment is imposed on such Bank or the relevant funding markets;

and such Bank determines that, by reason thereof, the cost to such Bank of making or maintaining the Loans, the Letters of Credit, the Letter of Credit Participations or the Commitment is increased, or the amount of any sum receivable by such Bank hereunder or under the Notes is reduced; then, the Borrower shall pay to such Bank upon demand such additional amount or amounts as will compensate such Bank (or the controlling Person in the instance of (c) above) on an after-tax basis for such additional costs or reduction (provided that the Bank has not been compensated for such additional cost or reduction in the calculation of the Eurodollar Reserve Percentage or Domestic Reserve Percentage, as the case may be, for any affected Loan Unit). The Bank claiming compensation under this Section will promptly notify the Borrower and the Administrative Bank of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section. A certificate of the Bank claiming compensation under this paragraph, setting forth the additional amount or amounts to be paid to it hereunder and stating in reasonable detail the basis for the charge and the method of computation, shall be conclusive in the absence of error. In determining any compensation under this Section, the claiming Bank may use any reasonable averaging and attribution methods. Failure on the part of a Bank to demand compensation under this Section for any period shall not constitute a waiver of such Bank's rights to demand compensation for any subsequent period.

     Section 5.2  Deposits Unavailable or Interest Rate Unascertainable or
                  --------------------------------------------------------
Inadequate; Impracticability.  If any Bank determines (which determination
----------------------------
shall be conclusive and binding on the parties hereto) that:

          (a) deposits of the necessary amount for the relevant Interest Period for any Eurodollar Rate Loan Unit or CD Rate Loan Unit are not available to such Bank in the relevant market or that, by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or CD Rate for such Interest Period;

          (b) the Adjusted Eurodollar Rate or the Adjusted CD Rate will not adequately and fairly reflect the cost to such Bank of making or funding the relevant Loan Unit for its Interest Period; or

          (c) the making or funding of any Eurodollar Rate Loan Unit or CD Rate Loan Unit has become impracticable as a result of any event occurring after the date of this Agreement which, in the opinion of such Bank, materially and adversely affects such Loan Unit or such Bank's Commitment to make such Loan Unit or the relevant market;

such Bank shall promptly give notice of such determination to the Borrower and the Administrative Bank that the adversely affected Type of Loan Unit is no longer available to the Borrower, and (A) all Loans made by such Bank during the period on and after the date of such Bank's notice through the date on which such Bank determines that the circumstances giving rise to such Bank's determination under subsection (a), (b) or (c) no longer exists shall accrue interest only as a Type of Loan Unit not subject to such notice; (B) (1) any notice of a new Eurodollar Rate Loan Unit previously given by the Borrower and not yet borrowed or converted shall be deemed, as to such Bank, to be a notice to make a Reference Rate Loan Unit, and (2) the Borrower shall be obligated to either prepay in full any outstanding Eurodollar Rate Loan Units without premium or penalty other than any amount required by Section 2.6 on the last day of the
                                             -----------
current Interest Period with respect thereto or convert any such Eurodollar Rate Loan Unit to a Reference Rate Loan Unit or, if then permitted, a CD Rate Loan Unit or, in either case, on such earlier date as may be required by applicable law. Any prepayment of any Eurodollar Rate Loan Unit or CD Rate Loan Unit prior to the end of its Interest Period shall be accompanied by any payment required by Section 2.6.
   ------------

     Section 5.3  Changes in Law Rendering Eurodollar Rate Loan Units Unlawful.
                  ------------------------------------------------------------
If at any time due to the adoption of any law, rule, regulation, treaty or directive, or any change therein, or in the interpretation or administration thereof by any court, central bank, governmental authority, agency or instrumentality, or comparable agency charged with the interpretation or administration thereof, or for any other reason arising subsequent to the date of this Agreement, it shall become unlawful or impossible for any Bank to make or fund any Eurodollar Rate Loan Unit, the obligation of such Bank to provide such Loan Unit shall, upon the happening of such event, forthwith be suspended for the duration of such illegality or impossibility. If any such event shall make it unlawful or impossible for any Bank to continue any Eurodollar Rate Loan Unit previously made by it hereunder, such Bank shall, upon the happening of such event, notify the Borrower and the Administrative Bank thereof in writing, and the Borrower shall, at the time notified by the Bank, either convert each such unlawful Loan Unit to a Reference Rate Loan Unit or, if then permitted, a CD Rate Loan Unit, or repay such Loan Unit in full, together with accrued interest thereon and any payment required pursuant to Section 2.6.
                                                      -----------

     Section 5.4  Withholding Taxes.  Upon the written request of the Borrower,
                  -----------------
each Bank (or transferee) that is organized under the laws of a jurisdiction outside the United States shall, if legally able to do so, prior to the immediately following due date of any payment by the Borrower hereunder, deliver to the Borrower such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including Internal Revenue Service Form 1001 or Form 4224 and any other certificate or statement of exemption required by Treasury Regulation Section 1.1441-1, 1.1441-4 or 1.1441-6(c) or any subsequent version thereof or successors thereto, properly completed and duly executed by such Bank (or transferee) establishing that such payment is
(a) not subject to United States Federal withholding tax under the Code because such payment is effectively connected with the conduct by such Bank (or transferee) of a trade or business in the United States or (b) totally exempt from United States Federal withholding tax, or subject to a reduced rate of such tax under a provision of an applicable tax treaty. Unless the Borrower and the Administrative Bank have received forms or other documents satisfactory to them indicating that such payments hereunder are not subject to United States Federal withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Administrative Bank shall withhold taxes from such payments at the applicable statutory rate. The Borrower shall not be required to pay any additional amounts to any Bank (or transferee) in respect of United States Federal withholding tax pursuant to Section 5.1 above if the
                                                  -----------
obligation to pay such additional amounts would not have arisen but for a failure by such Bank (or transferee) to comply with the provisions of this Section; provided, however, that the Borrower shall be required to pay those
         --------- -------
amounts to any Bank (or transferee) it was required to pay hereunder prior to the failure of such Bank (or transferee) to comply with the provisions of this Section. Any Bank (or transferee) claiming any additional amounts payable pursuant to this Section 5.4 shall use reasonable efforts (consistent with legal
                 -----------
and regulatory restrictions) to file any certificate or document requested by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole determination of such Bank, be otherwise disadvantageous to such Bank (or transferee).

     Section 5.5  Discretion of the Banks as to Manner of Funding.
                  -----------------------------------------------
Notwithstanding any provision of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of the Loans in any manner it elects; it being understood, however, that for purposes of this Agreement, all determinations hereunder shall be made as if the Banks had actually funded and maintained each Eurodollar Rate Loan Unit during its Interest Period through the purchase of deposits having a term corresponding to such Interest Period and bearing an interest rate equal to the Eurodollar Rate and each CD Rate Loan Unit during its Interest Period through the purchase of deposits having a term corresponding to such Interest Period and bearing an interest rate equal to the CD Rate (whether or not the Banks shall have granted any participation in such Loan Units).

     Section 5.6  Funding Through the Sale of Participation.  Subject only to
                  -----------------------------------------
the provisions of Section 12.5, the Borrower acknowledges that each Bank may
                  ------------
fund all or any part of the Loans by sales of participation to various participants and agrees that each Bank may, in invoking its rights under this
Article V or under Section 2.6, demand and receive payment for costs and other
---------          -----------
amounts incurred by, or allocable to, any such participant, or take other action arising from circumstances applicable to any such participant, to the same extent that such participant could demand and receive payments, or take other action, under this Article V or under Section 2.6 if such participant were the
                   ---------          -----------
Bank under this Agreement except that no participant's claims for payment of costs and other amounts under this Article V or Section 2.6 shall exceed the
                                                -----------
amount which such Bank would have received had such Bank not sold a participation to such participant.

     Section 5.7  Funding Through Branch or Affiliate.  At each Bank's sole
                  -----------------------------------
option, it may fulfill its commitment to make Eurodollar Rate Loan Units by causing a foreign branch or an affiliate to make or continue such Eurodollar Rate Loan Units; provided, that in such instance such Eurodollar Rate Loan Unit
                 --------
shall be deemed for purposes of this Agreement to have been made by the Bank and the obligation of the Borrower to repay such Eurodollar Rate Loan Units shall be to such Bank and shall be deemed held by such Bank for the account of such branch or affiliate.

                                  ARTICLE VI
                                  ----------

                             CONDITIONS PRECEDENT


     Section 6.1  Conditions of Initial Loans, etc.   The obligation of the
                  --------------------------------
Banks to make the initial Revolving Loans or of U. S. Bank to issue the initial Letter of Credit shall be subject to the satisfaction of the conditions precedent, in addition to the applicable conditions precedent set forth in
Section 6.2 below, that the Administrative Bank shall have received all of the
-----------
following, in form and substance satisfactory to the Banks, each duly executed and certified or dated the date of the initial Loans or Letter of Credit or such other date as is satisfactory to the Banks:

          (a) The Notes appropriately completed and duly executed by the Borrower;

          (b) The other Loan Documents, if any, appropriately completed and duly executed by each Loan Party which is a party thereto;

          (c) A certificate of the secretary or any assistant secretary of each Loan Party having attached: (i) a copy of the corporate resolution of the Borrower authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, certified by the Secretary or an Assistant Secretary of such Loan Party; (ii) an incumbency certificate showing the names and titles, and bearing the signatures of, the officers of such Loan Party authorized to execute the Loan Documents to which such Loan Party is a party; and (iii) a copy of the bylaws of such Loan Party with all amendments thereto;

          (d) A copy of the articles or certificate of incorporation of each Loan Party with all amendments thereto, certified by the appropriate governmental official of the jurisdiction of its incorporation as of a date acceptable to the Administrative Bank and the Banks;

          (e) Certificates of good standing for the Borrower from the respective Secretary of States of the States of Delaware and Minnesota;

          (f) An opinion of counsel to the Loan Parties, addressed to the Administrative Bank and the Banks, in form and substance satisfactory to the Administrative Bank and the Banks;

          (g) An officer's certificate in a form provided by the Administrative Bank executed by the chief financial officer or treasurer of the Borrower;

          (h) Evidence of insurance for all insurance required by the Loan Documents;

          (i) A letter signed by the Borrower instructing the Banks as to payment of the proceeds of the initial Revolving Loans;

          (j) A Compliance Certificate appropriately completed as of a date satisfactory to the Required Banks and duly executed by the Borrower showing compliance with the financial covenants set forth in this Agreement as of such date; and

          (k) Such other approvals, opinions or documents as the Administrative Bank or any Bank may reasonably request.

     Section 6.2  Conditions Precedent to all Loans, etc. The obligation of the
                  ---------------------------------------
Banks to make any Loan hereunder (including the initial Revolving Loans) or of
U. S. Bank to issue any Letter of Credit shall be subject to the satisfaction of the following conditions precedent:

          (a) Before and after giving effect to such Loan or Letter of Credit, the representations and warranties contained in Article VII shall be true
                                                     -----------
     and correct, as though made on the date of such Loan or Letter of Credit, except that, after the delivery of any financial statements to the Banks in accordance with Section 8.1(a) or (b), the representations and warranties
                     --------------    ---
     set forth in Section 7.5 shall be deemed a reference to the audited or
                  -----------
     unaudited financial statements then most recently delivered to the Banks;

          (b) Before and after giving effect to such Loan or Letter of Credit, no Default or Event of Default shall have occurred and be continuing; and

     (c) The Administrative Bank shall have received the Borrower's request for such Loan as required by Section 2.3 or the Letter of Credit Application
                              -----------
     for such Letter of Credit as required by Section 2.7.
                                              -----------


                                  ARTICLE VII
                                  -----------

                        REPRESENTATIONS AND WARRANTIES


     To induce the Banks to enter into this Agreement, to grant the Commitment and to make Loans hereunder, the Borrower represents and warrants to the Administrative Bank and the Banks:

     Section 7.1  Organization, Standing, etc.  Each Loan Party and each of its
                  ---------------------------
Restricted Subsidiaries are corporations or companies duly organized and validly existing and in good standing under the laws of the state of their respective organization and have all requisite power and authority to carry on their respective businesses as now conducted, to enter into the Loan Documents to which they are a party and to perform their obligations under the Loan Documents. Each Loan Party and each of its Restricted Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary.

     Section 7.2  Authorization and Validity.  The execution, delivery and
                  --------------------------
performance by each Loan Party of the Loan Documents to which such Loan Party is a party have been duly authorized by all necessary corporate action by such Loan Party. The Loan Documents constitute the legal, valid and binding obligations of each Loan Party which is a party thereto, enforceable against such Loan Party in accordance with their respective terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and subject to limitations on the availability of equitable remedies.

     Section 7.3  No Conflict, No Default.  The execution, delivery and
                  -----------------------
performance by each Loan Party of the Loan Documents to which such Loan Party is a party will not: (a) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to such Loan Party; (b) violate or contravene any provisions of the articles (or certificate) of incorporation or bylaws of such Loan Party (in the case of each Loan Party which is a corporation); or (c) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which such Loan Party is a party or by which it or any of its properties may be bound or result in the creation of any Lien on any asset of such Loan Party except for Liens created by the Loan Documents. No Loan Party is in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation constitute an Adverse Event. No Default or Event of Default has occurred and is continuing.

     Section 7.4  Government Consent.  No order, consent, approval, license,
                  ------------------
authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of any Loan Party to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the Loan Documents to which such Loan Party is a party.

     Section 7.5  Financial Statements and Condition.  Worldwide's audited
                  ----------------------------------
consolidated financial statements as at December 31, 1998, and its unaudited financial statements as at September 30, 1999, as heretofore furnished to the Administrative Bank and the Banks, have been prepared in accordance with GAAP on a consistent basis (except for the omission of footnotes and prior period comparative data required by GAAP and for variations from GAAP which in the aggregate are not material) and fairly present the consolidated financial condition of Worldwide and its Subsidiaries as at such dates and the results of their consolidated operations and changes in financial position for the respective periods then ended. Since December 31, 1998, no Adverse Event has occurred.

     Section 7.6  Litigation.  There are no actions, suits or proceedings
                  ----------
pending or, to the knowledge of the Borrower, threatened against or affecting Worldwide or any of its Restricted Subsidiaries or any of their respective properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to such Person, could constitute an Adverse Event.

     Section 7.7  Contingent Liabilities.  Neither Worldwide nor any of its
                  ----------------------
Restricted Subsidiaries has any Contingent Obligations which are material to such Person.

     Section 7.8  Compliance.  Worldwide and each of its Restricted Subsidiaries
                  ----------
are in material compliance with all statutes and governmental rules and regulations applicable to such Person.

     Section 7.9  Environmental, Health and Safety Laws.  There does not exist
                  -------------------------------------
any violation by Worldwide or any of its Restricted Subsidiaries of any applicable federal, state or local law, rule or regulation or order of any government, governmental department, board, agency or other instrumentality relating to environmental, pollution, health or safety matters which will or threatens to impose a material liability on such Person or which would require a material expenditure by such Person to cure. Neither Worldwide nor any of its Restricted Subsidiaries has received any notice to the effect that any part of its operations or properties is not in material compliance with any such law, rule, regulation or order or notice that it or its property is the subject of any governmental investigation evaluating whether any remedial action is needed to respond to any release of any toxic or hazardous waste or substance into the environment, the consequences of which non-compliance or remedial action could constitute an Adverse Event.

     Section 7.10 ERISA.  Each Plan complies with all material applicable
                  -----
requirements of ERISA and the Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements, where the consequences of which non-compliance could constitute an Adverse Event. No Reportable Event has occurred and is continuing with respect to any Plan. All of the minimum funding standards applicable to such Plans have been satisfied and there exists no event or condition which would permit the institution of proceedings to terminate any Plan under Section 4042 of ERISA. The current value of the Plans' benefits guaranteed under Title IV of ERISA does not exceed the current value of the Plans' assets allocable to such benefits.

     Section 7.11 Regulation U.  Neither Worldwide nor any of its Restricted
                  ------------
Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U of the Federal Reserve Board), and no part of the proceeds of any Loan will be used to purchase or carry margin stock or for any other purpose which would violate any of the margin requirements of the Board of the Governors of the Federal Reserve System.

     Section 7.12 Ownership of Property; Liens.  Worldwide and each of its
                  ----------------------------
Restricted Subsidiaries have good and marketable title to their respective real properties and good and sufficient title to their respective other properties, including all properties and assets referred to in the audited financial statements of Worldwide referred to in Section 7.5 (other than property
                                       -----------
disposed of since the date of such financial statements in the ordinary course of business). None of the properties, revenues or assets of Worldwide or any or its Restricted Subsidiaries is subject to a Lien, except for: (a) Liens listed on Schedule 7.12 attached hereto and incorporated herein by reference; or
   -------------
(b) Liens allowed under Section 9.7.
                        -----------

     Section 7.13 Indebtedness.  Except for Indebtedness permitted by Section
                  ------------                                        -------
9.6, neither Worldwide nor any of its Restricted Subsidiaries has any
---
Indebtedness.


     Section 7.14 Guaranty of Suretyship. Except for Contingent Obligations
                  ----------------------
permitted by Section 9.8, neither Worldwide  nor any of its Restricted
              -----------
Subsidiaries is a party to any contract of guaranty or suretyship and none of its assets is subject to such a contract.

     Section 7.15 Taxes.  Worldwide and each of its Restricted Subsidiaries
                  -----
have filed all federal, state and local tax returns required to be filed and have paid or made provision for the payment of all taxes due and payable pursuant to such returns and pursuant to any assessments made against any such Person or any of its property and all other taxes, fees and other charges imposed on any such Person or any of its property by any governmental authority (other than taxes, fees or charges the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of Worldwide). No tax Liens have been filed and no material claims are being asserted with respect to any such taxes, fees or charges. The charges, accruals and reserves on the books of Worldwide and each of its Restricted Subsidiaries in respect of taxes and other governmental charges are adequate to pay and discharge such taxes.

     Section 7.16 Trademarks, Patents.  Worldwide and each of its Restricted
                  -------------------
Subsidiaries possess or have the right to use all of the patents, trademarks, trade names, service marks and copyrights, and applications therefor, and all technology, know-how, processes, methods and designs used in or necessary for the conduct of their respective businesses, without known conflict with the rights of others. Schedule 7.16 attached hereto and incorporated herein by
                   -------------
reference is a complete list of all such property.

     Section 7.17 Investment Company Act.  Neither Worldwide nor any of its
                  ----------------------
Subsidiaries is an "investment company" or is "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 7.18 Public Utility Holding Company Act.  Neither Worldwide  nor
                  ----------------------------------
any of its Subsidiaries is a "holding company" or a "subsidiary company" of a holding company or an "affiliate" of a holding company or of a subsidiary company of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 7.19 Subsidiaries.  Schedule 7.19 attached hereto and incorporated
                  ------------   -------------
herein by reference sets forth as of the date of this Agreement a list of all of Worldwide's Subsidiaries.

     Section 7.20 Partnerships and Joint Ventures.  Schedule 7.20 attached
                  -------------------------------   -------------
hereto and incorporated herein by reference sets forth as of the date of this Agreement a list of all partnerships or joint ventures in which Worldwide or any of its Restricted Subsidiaries is a partner (limited or general) or joint venturer.

     Section 7.21 Use of Proceeds.  The  Revolving Loans will be used for the
                  ---------------
Borrower's general corporate purposes.

     Section 7.22 Solvency.  Each Loan Party is Solvent after giving effect to
                  --------
the making of the Loans in the full amount available hereunder, the incurrence of the Indebtedness pursuant to the Loan Documents, the granting of Liens pursuant to the Loan Documents.

     Section 7.23 Insurance.  Schedule 7.23 attached hereto and incorporated
                  ---------   -------------
herein by reference sets forth a summary of the property and casualty insurance program carried by Worldwide or any of its Restricted Subsidiaries on the date hereof, including any self-insurance or risk assumption agreed to by any such Person or imposed upon any such Person by any such insurer.

     Section 7.24  Contracts; Labor Matters. (a) Neither Worldwide nor any of
                   ------------------------
its Restricted Subsidiaries is a party to any contract or agreement, or subject to any charge, corporate restriction, judgment, decree or order, the performance of which could constitute an Adverse Event; and (b) on the date of this
Agreement: (i) neither Worldwide nor any of its Restricted Subsidiaries is a party to any labor dispute; and (ii) there are no strikes or walkouts relating to any labor contracts to which any such Person is subject.

     Section 7.25  Accuracy of Information.  All factual information heretofore
                   -----------------------
or herewith furnished by any Loan Party to the Administrative Bank or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by any Loan Party to the Administrative Bank or any Bank will be, true and accurate in every material respect on the date as of which such information is dated or certified and no such information contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not misleading.

     Section 7.26  Capital Stock. As of the Closing Date, the stock ownership of
                   -------------
the Borrower  and each of its Restricted Subsidiaries is set forth on Schedule
                                                                      --------
7.26 attached hereto and incorporated herein by reference.  All of the issued
----
and outstanding shares of capital stock of the Borrower and each of the Restricted Subsidiaries is duly authorized, validly issued, fully paid and nonassessable. Except as set forth in said Schedule 7.26, neither the Borrower
                                            -------------
nor any of its Restricted Subsidiaries has granted or issued, and has not agreed to grant or issue, any options, warrants or similar rights to any Person to acquire any shares of, or other securities convertible into, the Borrower's or such Subsidiaries' capital stock.

     Section 7.27  Year 2000.  Worldwide has reviewed and assessed its and each
                   ---------
of its Restricted Subsidiaries' respective business operations and computer systems and applications to address the "year 2000 problem" (that is, that computer applications and equipment used by Worldwide or such Restricted Subsidiary, directly or indirectly through third parties, may be unable to properly perform date-sensitive functions before, during and after January 1,
2000). The Borrower reasonably believes that the year 2000 problem will not result in a material adverse change in Worldwide's or any of its Restricted Subsidiaries' business condition (financial or otherwise), operations, properties or prospects or ability to repay the Banks. The Borrower agrees that this representation will be true and correct on and shall be deemed made by the Borrower on each date the Borrower requests any Loan under this Agreement or any Note or delivers any information to the Bank. The Borrower will promptly deliver, and will cause Worldwide to deliver, to the Administrative Bank and the Banks such information relating to this representation as the Administrative Bank or the Required Banks request from time to time.

     Section 7.28  PACA.  With respect to the portion of the Borrower's or any
                   ----
of its Restricted Subsidiaries' respective business operations that are subject to PACA, such Person has received a valid PACA License without having to post any bond required by PACA as a condition to issuing such PACA License and such PACA License is in good standing.

     Section 7.29  Survival of Representations.  All representations and
                   ---------------------------
warranties contained in this Article VII shall survive the delivery of the Notes
                             -----------
and the making of the Loans evidenced thereby, and any investigation at any time made by or on behalf of the Administrative Bank or any Bank shall not diminish their rights to rely thereon.


                                 ARTICLE VIII
                                 ------------

                             AFFIRMATIVE COVENANTS

     From the date of this Agreement and thereafter until the Commitment is terminated or expires and the Loans and all other Obligations of the Borrower to the Banks hereunder and under the Notes and the other Loan Documents have been paid in full, unless the Required Banks shall otherwise expressly consent in writing, the Borrower will do, and will cause Worldwide and each of its Restricted Subsidiaries to do, all of the following:

     Section 8.1  Financial Statements and Reports.  Furnish to the
                  --------------------------------
Administrative Bank with sufficient copies for each Bank to receive its own copy thereof:

          (a) As soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, the annual audit report of Worldwide (which may be included in Worldwide's 10K Reports described below), prepared in conformity with GAAP, consisting of at least consolidated statements of operations and retained earnings and cash flows, and a consolidated balance sheet as at the end of such year, setting forth in each case in comparative form corresponding figures from the previous annual audit, certified without qualification by independent certified public accountants of recognized standing selected by the Borrower and acceptable to the Required Banks together with the related unaudited consolidating statements. The Administrative Bank and the Banks agree that Arthur Anderson LLP are acceptable independent certified public accountants.

          (b) As soon as available and in any event within 45 days after the end of each fiscal quarter of each fiscal year, a copy of the unaudited consolidated financial statements of Worldwide (which may be included in Worldwide's 10Q Reports described below), prepared in conformity with GAAP (except for the omission of footnotes and prior period comparative data required by GAAP and for variations from GAAP which in the aggregate are not material) consisting of a consolidated balance sheet as of the close of such fiscal quarter and related consolidated statements of operations and retained earnings and cash flow for such fiscal quarter and from the beginning of such fiscal year to the end of such fiscal quarter and comparative figures for the corresponding portion of the preceding fiscal year together with the related unaudited consolidating statements.

          (c) As soon as available, and in any event within 45 days after the end of each quarter of each fiscal year, a compliance certificate (the "Compliance Certificate") in the form of Exhibit D attached hereto signed
                                              ---------
     by the Borrower's chief financial officer.

          (d) As soon as available and in any event within 10 days after the filing thereof, a copy of Worldwide's 10K Report (or any successor report) filed with the SEC.

          (e) As soon as available and in any event within 10 days after the filing thereof (but in no event later than 55 days after the end of each of the first three (3) fiscal quarters of each fiscal year of Worldwide), a copy of Worldwide's 10Q Report (or any successor report) filed with the SEC.

          (f) As soon as available and in any event within 30 days after the filing thereof, a copy of any other report not described above (other than Form 4) which is filed by Worldwide or any of its Subsidiaries with the SEC.

          (g) Immediately upon becoming aware of any Default or Event of Default, a notice describing the nature thereof and what action the Borrower proposes to take with respect thereto.

          (h) Immediately upon becoming aware of the occurrence, with respect to any Plan, of any Reportable Event or any "prohibited transaction" (as defined in Section 4975 of the Code), a notice specifying the nature thereof and what action the Borrower proposes to take with respect thereto, and, when received, copies of any notice from PBGC of intention to terminate or have a trustee appointed for any Plan.

          (i) Immediately upon becoming aware of the occurrence thereof, notice of the institution of any litigation, arbitration or governmental proceeding against Worldwide, any of its Restricted Subsidiaries or any of such Person's property which, if determined adversely to such Person, could constitute an Adverse Event, or the rendering of a judgment or decision in such litigation or proceeding which constitutes an Adverse Event, and the steps being taken by such Person with respect thereto.

          (j) Immediately upon becoming aware of the occurrence thereof, notice of any violation as to any environmental matter by Worldwide or any of its Restricted Subsidiaries and of the commencement of any judicial or administrative proceeding relating to health, safety or environmental matters: (i) in which an adverse determination or result could result in the revocation of or have a material adverse effect on any operating permits, air emission permits, water discharge permits, hazardous waste permits or other permits held by any such Person which are material to the operations of such Person; or (ii) which will or threatens to impose a material liability on any such Person to any other Person or which will require a material expenditure by any such Person to cure any alleged problem or violation.

          (k) From time to time, such other information regarding the business, operation and financial condition of the Borrower as the Administrative Bank or the Required Banks may reasonably request.

     Section 8.2  Corporate Existence.  Except as permitted by Section 9.1,
                  -------------------                          -----------
maintain its corporate existence and good standing under the laws of its jurisdiction of incorporation and its qualification to transact business in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary and where the failure to so qualify could constitute an Adverse Event.

     Section 8.3  Insurance.  Maintain with financially sound and reputable
                  ---------
insurance companies such insurance as may be required by any Loan Document or by law and such other insurance in such amounts and against such hazards as is customary in the case of reputable corporations engaged in the same or similar business and similarly situated.

     Section 8.4  Payment of Taxes and Claims.  File all tax returns and reports
                  ---------------------------
which are required by law to be filed by it and pay before they become delinquent all taxes, assessments and governmental charges and levies imposed upon it or its property and all claims or demands of any kind (including, without limitation, those of suppliers, mechanics, carriers, warehouses, landlords and other like Persons) which, if unpaid, might result in the creation of a Lien upon its property; provided that the foregoing items need not be paid if they are being contested in good faith by appropriate proceedings, and as long as Worldwide's or any of its Restricted Subsidiaries' title to its property is not materially adversely affected, its use of such property in the ordinary course of its business is not materially interfered with and adequate reserves with respect thereto have been set aside on such Person's books in accordance with GAAP; provided, however, that, in all events, such Person shall pay or
           --------  -------
cause to be paid all such taxes, assessments, charges or levies forthwith upon the commencement of foreclosure of any Lien which may have attached as security therefor.

     Section 8.5  Inspection.  After the occurrence and during the continuance
                  ----------
of any Default or Event of Default, permit any Person designated by the Administrative Bank or any Bank to visit and inspect any of its properties, corporate books and financial records, to examine and to make copies of its books of accounts and other financial records, and to discuss the affairs, finances and accounts of Worldwide or any of its Subsidiaries with, and to be advised as to the same by, its officers at such reasonable times and intervals as the Administrative Bank or any Bank may designate. Such visits, inspections, and examinations made while any Event of Default is continuing shall be at the expense of the Borrower.

     Section 8.6  Maintenance of Properties.  Intentionally omitted.
                  -------------------------

     Section 8.7  Books and Records.  Keep adequate and proper records and books
                  -----------------
of account in which full and correct entries will be made of its dealings, business and affairs.

     Section 8.8  Compliance.  Comply in all material respects with all laws,
                  ----------
rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject.

     Section 8.9  ERISA.  Maintain each Plan in compliance with all material
                  -----
applicable requirements of ERISA and of the Code and with all material applicable rulings and regulations issued under the provisions of ERISA and of the Code.

     Section 8.10 Environmental Matters.  Observe and comply with all laws,
                  ---------------------
rules, regulations and orders of any government or government agency relating to health, safety, pollution, hazardous materials or other environmental matters to the extent non-compliance could result in a material liability or otherwise could constitute or result in an Adverse Event.

     Section 8.11 Additional Loan Parties.  By no later than five (5) Business
                  -----------------------
Days after the Administrative Bank, at the Required Banks' direction, has delivered a request to the Borrower that one or more of the Borrower's Subsidiaries guaranty the Obligations, cause the relevant Subsidiary to execute and deliver a Guaranty together with authorizing resolutions and such other organizational documents, certificates of good standing, opinions of counsel and other documents as the Administrative Bank may reasonably require. The Borrower acknowledges and agrees that the Required Banks may require that such Guaranties be executed and delivered at any time and from time to time and for any or no reason.


                                  ARTICLE IX
                                  ----------

                              NEGATIVE COVENANTS

     From the date of this Agreement and thereafter until the Commitment and each Letter of Credit is terminated or expires and the Loans and all other Obligations of the Borrower to the Administrative Bank and Banks hereunder and under the Notes and the other Loan Documents have been paid in full, unless the Required Banks shall otherwise expressly consent in writing, the Borrower will not do, and will not permit Worldwide or any of its Restricted Subsidiaries to do, any of the following:

     Section 9.1  Merger.  Merge or consolidate or enter into any analogous
                  ------
reorganization or transaction with any Person except for any such transaction whereby: (a) any of the Borrower's Subsidiaries may merge or consolidate with the Borrower or any other of the Borrower's Subsidiaries or any other Person so long as: (a) the Borrower is the surviving corporation in any transaction involving it; or (b) (i)the Borrower Subsidiaries is the surviving corporation in any transaction involving it and a Person other than the Borrower or any other of the Borrower's Subsidiaries; (ii) at the beginning of the Measurement Period ending on the immediately preceding Quarterly Measurement Date, the Borrower will be in Pro Forma Compliance; and (iii) no Default or Event of Default has occurred and is continuing or would result from the consummation of any proposed merger, consolidation or analogous reorganization or transaction;
provided, however, that   the Borrower agrees to give the Administrative Bank
--------  -------
and the Banks at least 15 days' prior written notice of any such transaction involving the Borrower or any of its Subsidiaries.

     Section 9.2  Plans.  Permit any condition to exist in connection with any
                  -----
Plan which might constitute grounds for the PBGC to institute proceedings to have such Plan terminated or a trustee appointed to administer such Plan; permit any Plan to terminate under any circumstances which would cause the Lien provided for in Section 4068 of ERISA to attach to any property, revenue or asset of the Borrower or any of its ERISA Affiliates; or permit the underfunded amount of Plan benefits guaranteed under Title IV of ERISA to exceed $500,000.00.

     Section 9.3  Change in Nature of Business.  Make any material change in the
                  ----------------------------
nature of the business of Worldwide or any of its Restricted Subsidiaries as carried on at the date hereof.

     Section 9.4  Other Agreements.  Enter into any agreement, bond, note or
                  ----------------
other instrument with or for the benefit of any Person other than the Administrative Bank for itself and the ratable benefit of the Banks which would:
(a) prohibit Worldwide or any of its Restricted Subsidiaries from granting, or otherwise limit the ability of any such Person to grant to the Administrative Bank for itself and the ratable benefit of the Banks any Lien on any assets or properties of such Person; or (b) be violated or breached by any Loan Party's performance of its obligations under the Loan Documents.

     Section 9.5  Investments.  Acquire for value, make, have or hold any
                  -----------
Investments, except:

          (a) Investments outstanding on the date hereof and listed on Schedule
                                                                       --------
     9.5 attached hereto and incorporated herein by reference;
     ---

          (b) Travel advances to officers and employees in the ordinary course of business;

          (c) Investments in readily marketable direct obligations of the United States of America having maturities of one year or less from the date of acquisition;

          (d) Certificates of deposit or bankers' acceptances, each maturing within one year from the date of acquisition, issued by: (a) a Bank; or (b) any commercial bank organized under the laws of the United States or any State thereof which has: (i) combined capital, surplus and undivided profits of at least $100,000,000; and (ii) a credit rating with respect to its unsecured indebtedness from a nationally recognized rating service that is satisfactory to the Required Banks;

          (e) Commercial paper maturing within 270 days from the date of issuance and given the highest rating by a nationally recognized rating service;

          (f) Repurchase agreements relating to securities issued or guaranteed as to principal and interest by the United States of America;

          (g) Extensions of credit in the nature of accounts or notes receivable arising from the sale of goods and services in the ordinary course of business to non-Related Parties;

          (h) Shares of stock, obligations or other securities received in settlement of claims arising in the ordinary course of business;

          (i)  Money market accounts acceptable to the Administrative Bank;

          (j) Existing  Investments in Subsidiaries;

          (k)  Additional Investments in Restricted Subsidiaries;

          (l) Additional Investments in other Persons (other than then existing Subsidiaries) after the date of this Agreement so long as: (i) at the beginning of the Measurement Period ending on the immediately preceding Quarterly Measurement Date, the Borrower will be in Pro Forma Compliance;
     (ii) no Default or Event of Default has occurred and is continuing or would result from the consummation of any proposed Investment; and (iii) if the proposed Investment constitutes the acquisition of the integral part of the business of another Person or the assets comprising such business or part thereof, the Borrower agrees to give the Administrative Bank and the Banks at least 15 days' prior written notice of any such transaction.

     Section 9.6  Indebtedness.  Incur, create, issue, assume or suffer to exist
                  ------------
any Indebtedness except:

          (a) Indebtedness under this Agreement;

          (b) Current liabilities, other than for borrowed money, incurred in the ordinary course of business;

          (c) Indebtedness existing on the date of this Agreement and disclosed on the Borrower's September 30, 1999 balance sheet previously delivered to the Banks or Indebtedness incurred subsequent to the date of such balance sheet and disclosed on Schedule 9.6 attached hereto and incorporated herein
                            ------------
     by
     reference; provided, however, that any such Indebtedness shall not be
                   --------  -------
     refinanced without the express written consent of the Administrative Bank and the Required Banks;

          (d) Indebtedness consisting of endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (e) Indebtedness of the Borrower incurred to any Subsidiary or by any Subsidiary to another Subsidiary; and

          (f) Other Indebtedness so long as: (i) at the time and after giving effect to the pro forma effect of such transaction as if it had occurred at the beginning of the Measurement Period ending on the immediately preceding Quarterly Measurement Date, the Borrower will be in Pro Forma Compliance; and (ii) no Default or Event of Default has occurred and is continuing or would result from the incurrence of the proposed Indebtedness.

     Section 9.7  Liens.  Create, incur, assume or suffer to exist any Lien with
                  -----
respect to any property, revenues or assets now owned or hereafter arising or acquired, except:

          (a) Liens existing on the date of this Agreement and disclosed on
     Schedule 7.12 hereto;
     -------------

          (b) Liens securing Purchase Money Indebtedness incurred in connection with capital expenditures made after the date of this Agreement by way of purchase money security interest, purchase money mortgage, conditional sale or other title retention agreement, Capitalized Lease or other deferred payment contract, and attaching only to the property being acquired, provided that the Indebtedness secured thereby is permitted to be incurred pursuant to Section 9.6(f) and does not exceed the lesser of the purchase
                 --------------
     price or the fair market value of such property at the time of its acquisition;

          (c) Deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of the Borrower or any of its Restricted Subsidiaries;

          (d) Liens for taxes, fees, assessments and governmental charges not delinquent or to the extent that payments therefor shall not at the time be required to be made in accordance with the provisions of Section 8.4;
                                                              -----------

          (e) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens arising in the ordinary course of business, for sums not due or to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 8.4;
                                                              -----------

          (f) Liens securing lease obligations so long as such Liens attach only to the property then being leased, do not attach to any of the Borrower's or current assets, and do not secure any other indebtedness;

          (g) Deposits to secure the performance of bids, trade contracts, leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business; and

          (h) Zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such property in the operation of the Borrower's business or the value of such property for the purpose of such business.

     Section 9.8  Contingent Liabilities.  Either:  (a) endorse, guarantee,
                  ----------------------
contingently agree to purchase or to provide funds for the payment of, or otherwise become contingently liable upon, any obligation of any other Person, except: (i) by the endorsement of negotiable instruments for deposit or collection (or similar transactions) in the ordinary course of business; or (ii) Indebtedness permitted by Section 9.6; or
                                                               -----------
(b) agree to maintain the net worth or working capital of, or provide funds to satisfy any other financial test applicable to, any other Person.

     Section 9.9  Transactions with Related Parties.  (a) Permit the direct or
                  ---------------------------------
indirect transfer, distribution or payment of any of its funds, assets or property to any Related Party, except that Worldwide or any of its Restricted Subsidiaries may pay: (i) bona fide employee compensation (including benefits) to Related Parties for services actually rendered to such Person; (ii) expenses incurred by an employee in the ordinary course of business; (iii) expenses or rents for services or property or the use thereof allocated to such Person; (iv) Permitted Distributions to the extent permitted by Section 9.15; and (v) other
                                                   ------------
amounts permitted to be paid by other subsections of this Section; provided,
                                                          -------- --------
however, that all such payments pursuant to subsections (a)(i), (ii) and (iii)
-------
shall not exceed the amount which would be payable in a comparable arm's length transaction with a third party who is not a Related Party; (b) lend or advance money, credit or property to any Related Party except as otherwise by other subsections of this Section; (c) invest in (by capital contribution or
                    -------
otherwise) or purchase or repurchase any stock or indebtedness, or any assets or properties, of any Related Party except as permitted by Section 9.15 or
                                                        ------------
otherwise permitted by other subsections of this Section; or (d) guarantee,
                                                 -------
assume, endorse or otherwise become responsible for, or enter into any agreement or instrument for the purpose of discharging or assuming (directly or indirectly, through the purchase of goods, supplies or services or otherwise) the indebtedness, performance, capability, obligations, dividends or agreement for the furnishing of funds of any Related Party or any officer, director or employee thereof except for the Guaranties permitted by Section 9.6 or otherwise
                                                        -----------
permitted by other subsections of this Section.
                                       -------

     Section 9.10  Use of Proceeds.  Permit any proceeds of the Loans to be
                   ---------------
used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulation U of the Federal Reserve Board, as amended from time to time, and furnish to the Bank upon its request, a statement in conformity with the requirements of Federal Reserve Form U-l referred to in Regulation U.

     Section 9.11  Fiscal Year.  Change its fiscal year-end from December 31.
                   -----------

     Section 9.12 Interest Coverage Ratio.  Permit, as of any Quarterly
                  -----------------------
Measurement Date, commencing with the Quarterly Measurement Date occurring on December 31, 1999, the Interest Coverage Ratio to be less than 19.00 to 1.0.

     Section 9.13   Leverage Ratio.   Permit, as of any Quarterly Measurement
                    --------------
Date, commencing with the Quarterly Measurement Date occurring on December 31, 1999, the Leverage Ratio to be greater than 0.20 to 1.00.

     Section 9.14  Net Worth.   Permit, as of any Quarterly Measurement Date,
                   ---------
commencing with the Quarterly Measurement Date occurring on December 31, 1999, the Net Worth to be less than $215,000,000.00.

     Section 9.15   Restricted Payments.  Purchase or redeem any shares of its
                    -------------------
stock, declare or pay any dividends thereon (other than dividends payable solely in the paying party's common stock and dividends payable to the Borrower), make any distribution to stockholders as such, or set aside any funds for any such purpose; except that: (a) any of Worldwide's direct or indirect wholly-owned Subsidiaries may pay dividends to its corporate parent; and (b) Worldwide and any of its less than wholly-owned Restricted Subsidiaries may pay dividends to their respective shareholders and redeem or repurchase shares of their respective stock or other equity interests so long as: (i) at the time and after giving effect to the pro forma effect of such transaction as if it had occurred at the beginning of the Measurement Period ending on the immediately preceding Quarterly Measurement Date, the Borrower will be in Pro Forma Compliance; and (ii) no Default or Event of Default has occurred and is continuing or would result from the proposed dividend, repurchase or redemption.

     Section 9.16  Unconditional Purchase Obligations .  Enter into or be a
                   ----------------------------------
party to any contract for the purchase or lease of materials, supplies or other property or services if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.


                                   ARTICLE X
                                   ---------

                        EVENTS OF DEFAULT AND REMEDIES

     Section 10.1  Events of Default.  The occurrence of any one or more of the
                   -----------------
following events shall constitute an Event of Default upon the expiration of the cure period, if any, described in the relevant event:

          (a) The Borrower shall fail to make when due, whether by acceleration or otherwise, any payment of principal of or interest on the Notes or any fee or other amount required to be made to the Administrative Bank or any Bank pursuant to any Loan Document; or

          (b) Any representation or warranty made or deemed to have been made by or on behalf of the Borrower or any other Loan Party in any of the Loan Documents or by or on behalf of the Borrower or such other Loan Party in any certificate, statement, report or other writing furnished by or on behalf of the Borrower or such other Loan Party to the Banks pursuant to the Loan Documents shall prove to have been false or misleading in any material respect on the date as of which the facts set forth are stated or certified or deemed to have been stated or certified; or

          (c) The Borrower shall fail to comply with Section 8.1(g), Section
                                                     --------------  -------
     8.2, Section 8.11 or any Section of Article IX hereof; or
          ------------                   ----------

          (d) Any Loan Party shall fail to comply with any agreement, covenant, condition, provision or term contained in the Loan Documents on its part to be performed (and such failure shall not constitute an Event of Default under any of the other provisions of this Section 10.1) and such failure to
                                               ------------
     comply shall continue for 30 calendar days after the earliest  to occur of:
     (A) the date the Borrower gives notice of such failure to the Administrative Bank; (B) the date the Borrower should have given notice of such failure to the Administrative Bank pursuant to Section 8.1(g); or (C)
                                                         --------------
     the date the Administrative Bank gives notice of such failure to the Borrower; or

          (e) Any Loan Party shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of such Person or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for any such Person or for a substantial part of the property thereof and shall not be discharged within 60 days; or

          (f) Any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against any Loan Party, and, if instituted against any such Person, shall have been consented to or acquiesced in by such Person, or shall remain undismissed for 60 days, or an order for relief shall have been entered against any such Person, or any such Person shall take any corporate action to approve institution of, or acquiesced in, such a proceeding; or

          (g) Any dissolution or liquidation proceeding shall be instituted by or against any Loan Party and, if instituted against any such Person, shall be consented to or acquiesced in by such Person or shall remain for 60 days undismissed, or any such Person shall take any corporate action to approve institution of, or acquiescence in, such a proceeding; or

          (h) A judgment or judgments for the payment of money in excess of the sum of $10,000,000.00 in the aggregate shall be rendered against any Loan Party or any such Person shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof, prior to any execution on such judgments by such judgment creditor, within 30 days from the date of entry thereof, and within said period of 30 days, or such longer period during which execution of such judgment shall be stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (i) The Borrower or any ERISA Affiliate shall institute steps to terminate any Plan if in order to effectuate such termination, the Borrower or any ERISA Affiliate would be required to make a contribution to such Plan, or would incur a liability or obligation to such Plan, in excess of $10,000,000.00, or the PBGC shall institute steps to terminate any Plan; or

          (j) The maturity of any Indebtedness of any Loan Party (other than Indebtedness under this Agreement or the other Loan Documents) in the aggregate amount of more than $10,000,000.00 for any such Person shall be accelerated, or any such Person shall fail to pay any such Indebtedness when due or, in the case of such Indebtedness payable on demand, when demanded, or any event shall occur or condition shall exist and shall continue for more than the period of grace, if any, applicable thereto and shall have the effect of causing, or permitting (any required notice having been given and grace period having expired) the holder of any such Indebtedness or any trustee or other Person acting on behalf of such holder to cause such Indebtedness to become due prior to its stated maturity or to realize upon any collateral given as security therefor; or

          (k) Any creditor of any Loan Party shall commence foreclosure, replevin or other proceedings against any of the Collateral and such proceeding shall remain unstayed or unbonded for 10 consecutive days; or

          (l) Any Change of Control shall occur; or

          (m) If the validity or enforceability of any of the Loan Documents shall be challenged by any Loan Party or any other party thereto, or any Loan Document shall fail to remain in full force and effect; or

          (n) If any part of Worldwide's or any of its Restricted Subsidiaries' inventory is subject to PACA: (i) such Person's PACA License shall be revoked or suspended; (ii) supplier, sellers or agents commence actions seeking to enforce the trust created by PACA in an aggregate amount of $1,000,000.00 for all such actions; or (iii) any surety company issuing such Person's PACA Bond shall notify such Person of such surety's decision not to renew such PACA Bond.

     Section 10.2  Remedies.  If:  (a) any Event of Default described in
                   --------
Sections 10.1(e), (f) or (g) shall occur, the Commitment shall automatically
----------------  ---    ---
terminate and the outstanding unpaid principal balance of the Notes, the accrued interest thereon, the Letter of Credit Obligations and all other Obligations of the Borrower shall automatically become immediately due and payable; or (b) any other Event of Default shall occur and be continuing, then the Administrative Bank, upon written direction from the Required Banks, shall take any or all of the following actions: (i) declare the Commitment terminated, whereupon the Commitment shall terminate; (ii) declare that the outstanding unpaid principal balance of the Notes, the accrued and unpaid interest thereon, the Letter of Credit Obligations and all other Obligations under the Loan Documents to be forthwith due and payable, whereupon the Notes, all accrued and unpaid interest thereon, the Letter of Credit Obligations and all such Obligations shall immediately become due and payable, in each case without demand or notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding; (iii) exercise all rights and remedies under any other instrument, document or agreement between the Borrower and the Administrative Bank for the benefit of the Banks; and (iv) enforce all rights and remedies under any applicable law.

     Section 10.3  Prepayment Obligations.  The Borrower agrees that if the
                   ----------------------
Obligations become immediately due and payable in full at a time when one or more Letters of Credit are outstanding, the Borrower shall thereupon automatically be obligated to pay the Administrative Bank, in addition to all other amounts owing under this

Agreement, the aggregate face amount of all Letters of Credit then outstanding. The foregoing obligation to pay in advance for amounts which U. S. Bank may later have to pay pursuant to the Letters of Credit is and shall at all times constitute a part of the "Obligations". Amounts paid by the Borrower pursuant to this Section 10.3 shall be made directly to an interest-bearing collateral
     ------------
account maintained at U. S. Bank for application to the Borrower's reimbursement obligations under Section 2.7(d) as payments are made on the Letters of Credit,
                  --------------
with the balance, if any, to be applied to the other Obligations.

                                  ARTICLE XI

                            THE ADMINISTRATIVE BANK

     Section 11.1  Appointment and Authorization.  Each Bank hereby appoints
                   -----------------------------
U.S. Bank as the Administrative Bank and authorizes the Administrative Bank to act on such Bank's behalf to the extent provided herein or under any other Loan Document or in connection therewith, and to take such other action and exercise such other powers as may be reasonably incidental thereof. Each Bank hereby agrees to be bound by the terms and conditions of the Borrower Security Agreement and consents to the execution and delivery and/or acceptance of such Loan Documents by the Administrative Bank.

     Section 11.2  Power.  The Administrative Bank shall have and may exercise
                   -----
such powers under this Agreement and any other Loan Documents as are specifically delegated to the Administrative Bank by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Administrative Bank shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Banks, and such instructions shall be binding upon all Banks and all holders of the Notes; provided, however, that the Administrative Bank shall not be required to
       --------  -------
take any action which exposes the Administrative Bank to personal liability or which is contrary to any Loan Document or applicable law. The Administrative Bank shall not have any implied duties or any obligation to take any action under this Agreement or any other Loan Document except such action as is specifically provided by this Agreement or any other Loan Document to be taken by the Administrative Bank. The Administrative Bank shall act as an independent contractor in performing its obligations as Administrative Bank hereunder and nothing contained herein shall be deemed to create a fiduciary relationship among or between the Administrative Bank and the Borrower or among or between the Administrative Bank and any Bank.

     Section 11.3  Employment of Counsel; etc.   The Administrative Bank may
                   ---------------------------
execute any of its duties under this Agreement or any other Loan Document, and any instrument, agreement or document executed, issued or delivered pursuant hereto or in connection herewith, by or through employees, agents and attorneys-in-fact and shall not be answerable to any of the Banks for the default or misconduct of any such agent or attorney-in-fact selected by it with reasonable care. The Administrative Bank shall be entitled to rely on advice of counsel (including counsel who are the employees of the Administrative Bank) selected by the Administrative Bank concerning all matters pertaining to the agency hereby created and its duties under any of the Loan Documents.

     Section 11.4  Reliance.  The Administrative Bank shall be entitled to rely
                   --------
upon and shall not be under a duty to examine or pass upon the validity, effectiveness or genuineness of any notice, consent, waiver, amendment, certificate, affidavit, letter, telegram, statement, paper, document or writing believed by it to be genuine and to have been signed or sent by the proper Person or Persons, and the Administrative Bank shall be entitled to assume that the same are valid, effective and genuine and what they purport to be.

     Section 11.5  General Immunity.  Neither the Administrative Bank nor any
                   ----------------
of the Administrative Bank's directors, officers, agents, attorneys or employees shall be liable to any Bank for any action taken or omitted to be taken by it or them under the Loan Documents or in connection therewith except that the Administrative Bank shall be obligated on the terms set forth herein for performance of its express obligations hereunder and except that no

Person shall be relieved of any liability imposed by law for intentional tort or gross negligence. Without limiting the generality of the foregoing, the Administrative Bank: (a) shall not be responsible to any Bank for any recitals, statements, warranties or representations under the Loan Documents or any agreement or document relative thereto or for the financial condition of the Borrower; (b) shall not be responsible for the authenticity, accuracy, completeness, value, validity, effectiveness, due execution, legality, genuineness, enforceability or sufficiency of any of the Loan Documents; (c) shall not be responsible for the validity, genuineness, creation, perfection or priority of any of the Liens created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any Collateral or other security; (d) shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, covenants or conditions of any of the Loan Documents on the part of the Borrower or of any of the terms of any such agreement by any party thereto and shall have no duty to inspect the property (including the books and records) of the Borrower; (e) shall incur no liability under or in respect of any of the Loan Documents or any other document or Collateral by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, cable or telex) believed by the Administrative Bank to be genuine and signed or sent by the proper party; and
(f) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by the Administrative Bank and shall not be liable for any action taken or omitted to be taken in accordance with the advice of such counsel, accountants or experts.

     Section 11.6  Credit Analysis.  Each Bank has made, and shall continue to
                   ---------------
make, its own independent investigation or evaluation of the operations, business, property and condition, financial and otherwise, of the Borrower in connection with the making of its commitments hereunder and has made, and will continue to make, its own independent appraisal of the creditworthiness of the Borrower. Without limiting the generality of the foregoing, each Bank acknowledges that prior to the execution of this Agreement, it had this Agreement and all other Loan Documents and such other documents or matters as it deemed appropriate relating thereto reviewed by its own legal counsel as it deemed appropriate, and it is satisfied with the form of this Agreement and all other Loan Documents. Each Bank agrees and acknowledges that neither the Administrative Bank nor any of its directors, officers, attorneys or employees makes any representations or warranties about the creditworthiness of the Borrower or with respect to the due execution, legality, validity, genuineness, effectiveness, sufficiency or enforceability of this Agreement or any other Loan Documents, or the validity, genuineness, execution, perfection or priority of Liens created or reaffirmed by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any Collateral or other security. Except as explicitly provided herein, neither the Administrative Bank nor any Bank has any duty or responsibility, either initially or on a continuing basis, to provide any other Bank with any credit or other information with respect to the operations, business, property, condition or creditworthiness of the Borrower or any other Loan Party, whether such information comes into its possession on or before a Default or an Event of Default or at any time thereafter; provided, however, that the Administrative
                                   --------  -------
Bank agrees that it will promptly provide each Bank with copies of the financial statements, other financial reports and notices received by the Administrative Bank pursuant to Section 8.1 and, at the request of a Bank, a copy of any
                 -----------
Collateral audit performed by the Administrative Bank; provided further,
                                                       -------- -------
however, that neither the Administrative Bank nor any of its employees,
-------
officers, directors or agents makes any representation or warranty regarding any information or analyses provided to any Bank, whether such information or analyses was provided by the Borrower or prepared or obtained by the Administrative Bank and none of the Administrative Bank or any of its employees, officers, directors or agents shall be liable to any Person receiving a copy of such information or analyses.

     Section 11.7  U.S. Bank and Affiliates.  With respect to its Commitments,
                   ------------------------
the Loans made by it, the Notes issued to it and the Letter of Credit Participations retained by it, U. S. Bank shall have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Administrative Bank; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include U. S. Bank in its individual capacity. U. S. Bank and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with the Borrower, and any person or entity who may do business with or own securities of the Borrower, all as if U. S. Bank were not the Administrative Bank and without any duty to account therefor to the Banks.

     Section 11.8  Indemnification.  The Banks  severally agree to indemnify
                   ---------------
and hold harmless the Administrative Bank and its officers, directors, employees and agents (to the extent not reimbursed by the

Borrower), ratably according to their respective Percentages, from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Bank or any of its officers, directors, employees or agents, in any way relating to or arising out of any investigation, litigation or proceeding concerning or relating to the transaction contemplated by this Agreement or any of the other Loan Documents, or any of them, or any action taken or omitted to be taken by the Administrative Bank or any of its officers, directors, employees or agents, under any of the Loan Documents' provided,
                                                                 --------
however, that no Bank shall be liable for any portion of such claims,
-------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Bank or any of its officers, directors, employees or agents. Without limitation of the foregoing, each Bank agrees to reimburse the Administrative Bank promptly upon demand for such Bank's Percentage of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Bank or its officers, directors, employees or agents in connection with the preparation, execution, administration or enforcement of, or obtaining legal advice in respect of rights or responsibilities under any of, the Loan Documents, to the extent that the Administrative Bank is not reimbursed for such expenses by the Borrower. If any indemnity furnished to the Administrative Bank for any purpose shall, in the opinion of the Administrative Bank, be insufficient or become impaired, the Administrative Bank may call for additional indemnity and not commence or cease to do the acts indemnified against until such additional indemnity is furnished.

     Section 11.9  Successor Administrative Bank.  The Administrative Bank may
                   -----------------------------
resign at any time as Administrative Bank under the Loan Documents by giving written notice thereof to the Banks and the Borrower and may be removed as agent under the Loan Documents at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Administrative Bank hereunder. If no successor Administrative Bank shall have been so appointed by the Required Banks, and such appointed successor shall have accepted such appointment, within 30 days after the retiring Administrative Bank's giving of notice of resignation or the Required Bank's removal of the retiring Administrative Bank, then the retiring Administrative Bank may, on behalf of the Banks, appoint a successor Administrative Bank, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $300,000,000.00. Upon the acceptance of any appointment as Administrative Bank under the Loan Documents by a successor Administrative Bank, such successor Administrative Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Bank, and the retiring Administrative Bank shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Bank's resignation or removal as Administrative Bank under the Loan Documents, the provisions of this Article XI shall inure to its benefit as
                                       ----------
to any actions taken or omitted to be taken by it while it was Administrative Bank under the Loan Documents.

                                  ARTICLE XII
                                  -----------

                                 MISCELLANEOUS

     Section 12.1  Waiver and Amendment.  No failure on the part of any Bank or
                   --------------------
the holder of any Note to exercise and no delay in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein and in any other instrument, document or agreement delivered or to be delivered to the Banks hereunder or in connection herewith are cumulative and not exclusive of any remedies provided by law. No notice to or demand on the Borrower not required hereunder or under any Note or any other Loan Document shall in any event entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Banks or the holder of any Note to any other or further action in any circumstances without notice or demand. The provisions of this Agreement and each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower (in the case of amendments or modifications) and by the Required Banks, except that the consent of all Banks shall be required to: (a) extend or increase the amount of the Commitment; (b) extend the maturity of any principal or any installment of principal payable under any Note or any Letter of Credit Obligation; (c) reduce the rate of interest payable with respect to any Note or Letter of Credit Obligation or extend the date of the payment thereof; (d) reduce the fees or any other payment obligations of the Borrower hereunder or under any other Loan Document or extend the date of the payment thereof; (e) release any material collateral except as otherwise expressly permitted by the terms of the Loan Documents; (f) waive any Event of Default of the nature described in Section 10.1(a); (g) reduce the aggregate Percentages required to
             ---------------
effect an amendment, modification, waiver or consent to this Agreement or any other Loan Document; (h) change the definition of Required Banks; or (i) amend, modify, supplement, or grant any waiver or consent, under this Section.
                                                               -------
Notwithstanding any other provisions of this Agreement, no amendment, modification or waiver shall be made with respect to the provisions of any Loan Document which affects the rights and obligations of the Administrative Bank without the consent of the Administrative Bank. No amendment, modification or waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall be effective unless the same shall be in writing and signed by the Required Banks, and then such amendment, modification, waiver or consent shall be effective only in the specific instances and for the specific purpose for which given.

     Section 12.2  Expenses and Indemnities.
                   ------------------------

          (a) Loan Documents. Whether or not any Loan is made, the Borrower
              --------------
     agrees to pay and reimburse the Administrative Bank, upon demand, for all reasonable expenses paid or incurred by the Administrative Bank (including filing and recording costs and fees and expenses of legal counsel, who may be employees of the Administrative Bank, and including the costs of any appraisals and environmental assessments) in connection with the preparation, review, execution, delivery, amendment, modification or interpretation of the Loan Documents. The Borrower agrees to pay and reimburse the Administrative Bank and each Bank, upon demand, for all reasonable expenses paid or incurred by the Administrative Bank or such Bank (including reasonable fees and expenses of legal counsel, who may be employees of the Administrative Bank or such Bank) in connection with the collection and enforcement of the Loan Documents. The Borrower agrees to pay, and save each Bank (including the Administrative Bank) harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Loan Documents. The Borrower agrees to indemnify and hold each Bank (including the Administrative Bank) harmless from any loss or expense which may arise or be created by the acceptance of telephonic or other instructions for making Loans or disbursing the proceeds thereof except for losses or expenses caused by such Bank's or the Administrative Bank's, as the case may be, gross negligence or willful misconduct. The obligations of the Borrower under this Section 12.2 shall survive any termination of this Agreement.
          ------------

          (b)  General Indemnity.   In addition to the payment of expenses
     pursuant to Section 12.2(a), whether or not the transactions contemplated
                 ---------------
     hereby shall be consummated, the Borrower hereby
     indemnifies, and agrees to pay and hold the Administrative Bank, each Bank, any holder of any Notes, and their respective officers, directors, employees, agents, successors and assigns (collectively called the "Indemnitees") harmless from and against, any and all other liabilities,
      -----------
     obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any of such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not any of such Indemnitees shall be designated a party thereto), that may be imposed on, incurred by, or asserted against the Indemnitees (or any of them), in any manner relating to or arising out of the Loan Documents, the statements contained in any commitment letters delivered by a Bank, the Banks' several agreements to make the Loans, or the use or intended use of the proceeds of any of the Loans (the "Indemnified Liabilities"); provided,
                                            -----------------------    --------
     however, that the Borrower shall have no obligation to an Indemnitee
     -------
     hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

          (c) Survival.  The obligations of the Borrower under this Section 12.2
              --------                                              ------------
     shall survive any termination of this Agreement.

     Section 12.3  Notices.  Except when telephonic notice is expressly
                   -------
authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed; provided, however, that any notice to the Administrative Bank or any Bank under Article II hereof shall
                                                        ----------
be deemed to have been given only when received by the Administrative Bank or such Bank, as the case may be. The Borrower hereby authorizes the Administrative Bank and the Banks to rely upon the telephone or written instructions of any person identifying himself as an authorized officer of the Borrower and upon any signature which the Administrative Bank or the Banks believes to be genuine, and the Borrower shall be bound thereby in the same manner as if such person were authorized or such signature were genuine.

     Section 12.4  Successors.  This Agreement shall be binding upon the
                   ----------
Borrower, the Administrative Bank, and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Bank, and the Banks and the successors and assigns of the Administrative Bank and each Bank. The Borrower shall not assign its rights or duties hereunder without the consent of the Administrative Bank and all of the Banks With the prior written consent of the Administrative Bank, which shall not be unreasonably withheld or delayed by the Administrative Bank, and upon the payment to the Administrative Bank, solely for the account of the Administrative Bank, of a fee of $3,500.00 for each assignment, a Bank may assign to a financial institution a proportionate part of its rights and obligations under this Agreement; provided, however, that, so long as no Event of Default has
                --------  -------
occurred and is continuing, the assignment shall not be less than $10,000,000.00 (or, if a Bank's Individual Revolving Credit Commitment is less than $10,000,000.00, then not less than the entire amount of such Bank's Individual Revolving Credit Commitment) of the assigning Bank's Individual Revolving Credit Commitment. Schedule A shall be amended to reflect each such assignment and the
             ----------
Borrower agrees to execute and deliver replacement notes to reflect such assignment.

     Section 12.5  Participations and Information.  Each Bank may sell
                   ------------------------------
participation interests in any or all of the Loans and in all or any portion of its Individual Revolving Credit Commitment to any Person without the consent of the Borrower, the Administrative Bank, or any other Bank.

     Section 12.6  Severability.  Any provision of this Agreement which is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 12.7  Captions.  The captions or headings herein and any table of
                   --------
contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

     Section 12.8  Entire Agreement.  This Agreement, the Notes and the other
                   ----------------
Loan Documents embody the entire agreement and understanding between the Borrower and the Administrative Bank and the Banks with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

     Section 12.9  Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 12.10  Governing Law.  THE VALIDITY, CONSTRUCTION AND
                    -------------
ENFORCEABILITY OF THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

     Section 12.11  Consent to Jurisdiction.  AT THE OPTION OF THE REQUIRED
                    -----------------------
BANKS, THIS AGREEMENT AND THE NOTES MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE REQUIRED BANKS AT THEIR OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

     Section 12.12  Waiver of Jury Trial.  EACH OF THE ADMINISTRATIVE BANK, THE
                    --------------------
BANKS AND THE BORROWER WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (b) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     Section 12.13  Disclosure of Information.  Subject to this Section, the
                    -------------------------
Borrower authorizes each Bank to disclose to any participant or assignee (each a "Transferee") and any prospective Transferee any and all financial and other Confidential Information (as hereinafter defined) in such Bank's possession concerning the Loan Parties which has been delivered to such Bank by the Loan Parties pursuant to this Agreement or which has been delivered to such Bank by the Loan Parties in connection with such Bank's credit evaluation of the Loan Parties prior to entering into this Agreement. The Administrative Bank and each Bank agree that, except as may be required by applicable law or regulation, or by reason of subpoena after providing notice thereof and an opportunity to contest unless such notice is prohibited by the terms of the subpoena or applicable law, court order or government action or as may be necessary or convenient for the enforcement of the Administrative Bank's and the Banks' rights and remedies under the Loan Documents or applicable law after the occurrence of any Event of Default: (a) neither the Administrative Bank nor such Bank will divulge, publish or otherwise reveal, either directly or through another, to any Person (other than a Transferee or prospective Transferee) any Confidential Information; (b) the Administrative Bank and such Bank will return all Confidential Information to the relevant Loan Party after the termination of the Administrative Bank's or such Bank's, as the case may be, interests in this Agreement; and (c) the relevant Loan Party is entitled to injunctive relief restraining any disclosure of Confidential Information in contravention of the provisions of this Section without the prior written consent of the relevant Loan Party. For purposes of this Agreement, "Confidential Information" shall mean any proprietary information and, in particular, any confidential information, including facts, business information, formulae, methods, processes, inventions, devices, plant facilities or the like delivered to, or received by, the Banks pursuant to Sections 8.1 or 8.5 or otherwise pursuant to
                                   -------------------
the transactions contemplated by this Agreement except for any such information which: (w) the relevant Loan Party identifies as not being confidential information; (x) was known to the public prior to the date of its disclosure to the Banks; (y) becomes known to the public subsequent to the date of its disclosure by the Borrower through no act of the Banks; or (z) becomes known to any Bank on a non-confidential basis from a source other than the Borrower.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above.

                                 C. H. ROBINSON WORLDWIDE, INC.


                                 By  /s/ Troy Renner
                                 Its: Treasurer

                                 8100 Mitchell Road
                                 Eden Prairie,  MN  55344-2248
                                 Attention: Mr. Troy Renner
                                 Telecopier: (612) 937-7781

                                 U. S. Bank National Association, as
                                 Administrative Bank and a Bank


                                 By   /s/  Mark R. McDonald
                                 Its  Vice President

                                 U. S. Bank Place
                                 Minneapolis, MN  55402
                                 Attention: Mr. Mark McDonald
                                 Telecopier:  (612) 973-0822


                                 Norwest Bank Minnesota, National Association


                                 By   /s/ Bradley D. Sullivan
                                 Its     Assistant Vice President

                                 Norwest Center
                                 Sixth Street and Marquette
                                 Minneapolis, MN 55479
                                 Attention: Mr. Brian Schneider
                                 Telecopier: (612) 316-4203